UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
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Confidential, for Use of the Commission Only (as permitted by Rule
14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to
§240.14a-12
SEACOR Marine Holdings Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SEACOR Marine Holdings Inc.

12121 Wickchester Lane

Suite 500

Houston, TX 77079

Notice of 2026 Annual Meeting

And

Proxy Statement

SEACOR Marine Holdings Inc.

12121 Wickchester Lane

Suite 500

Houston, TX 77079

April 16, 2026

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of SEACOR Marine Holdings Inc. (the “Company”) on Tuesday, June 2, 2026, at 9:00 a.m. (EDT). The Annual Meeting will be a completely “virtual meeting,” held via a live audio webcast. Stockholders may access the meeting by visiting www.proxydocs.com/SMHI and entering the 16-digit control number, located on your proxy card. As the Annual Meeting will begin promptly at 9:00 a.m. (EDT), we encourage you to access the meeting prior to the start time.

All holders of record of the Company’s outstanding Common Stock at the close of business on April 13, 2026, will be entitled to vote at the Annual Meeting. Your virtual attendance at the 2026 Annual Meeting affords you the same rights and opportunities to participate as you would have at an in-person annual meeting, including the ability to vote and submit questions electronically prior to and during the meeting. We believe the virtual Annual Meeting format will enhance stockholder access and encourage participation and communication with our Board of Directors and management.

Directors, officers and other representatives of the Company are expected to be available at the virtual Annual Meeting, and they will be pleased to answer any questions you may have.

Whether or not you expect to attend the Annual Meeting and regardless of the number of shares of the Company’s Common Stock you own, you are encouraged to carefully read the enclosed Proxy Statement and the Company’s Annual Report to Stockholders on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Annual Report”). You may vote your shares over the Internet at www.proxypush.com/SMHI or via the toll-free telephone number included herein. If you received a paper copy of a proxy or voting instruction card by mail, you may instead submit your proxy or voting instruction card for the Annual Meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided. Submitting a vote before the Annual Meeting will not preclude you from voting your shares at the virtual Annual Meeting should you decide to join the webcast.

We hope that you will be able to attend the virtual Annual Meeting.

For the Board of Directors,

Andrew R. Morse

Non-Executive Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON JUNE 2, 2026

This Proxy Statement and the 2025 Annual Report are available at https://ir.seacormarine.com/financial-information/annual-reports-and-proxy-statements

SEACOR Marine Holdings Inc.

12121 Wickchester Lane

Suite 500

Houston, TX 77079

NOTICE OF 2026 ANNUAL

MEETING OF STOCKHOLDERS

To be Held on Tuesday, June 2, 2026, at 9:00 a.m. (EDT)

April 16, 2026

To Our Stockholders:

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of SEACOR Marine Holdings Inc. (the “Company”) will be held on Tuesday, June 2, 2026, at 9:00 a.m. (EDT), exclusively online via a live audio webcast at www.proxydocs.com/SMHI, for the following purposes:

1.	To elect six (6) directors to serve until the 2027 Annual Meeting of Stockholders;

2.	To hold an advisory vote to approve Named Executive Officer compensation (“Say on Pay”);

3.	To ratify the appointment of Grant Thornton LLP as SEACOR Marine Holdings Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and

4.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Only holders of record of the Company’s Common Stock at the close of business on April 13, 2026, will be entitled to notice of and to vote at the virtual Annual Meeting. See the “Solicitation of Proxies, Voting and Revocation” section of the accompanying Proxy Statement for the place where the list of stockholders may be examined. The accompanying Proxy Statement is being first sent to stockholders on or about April 27, 2026.

Your vote is very important! Whether or not you plan to attend the virtual Annual Meeting, you are encouraged to read the enclosed Proxy Statement and 2025 Annual Report carefully and submit your proxy or voting instructions promptly so that your shares of the Company’s Common Stock may be represented at the Annual Meeting. You may vote your shares over the Internet at www.proxypush.com/SMHI, by phoning the toll-free telephone number on the voting instruction card, or by completing, signing, dating and returning the enclosed proxy card. If you attend the virtual Annual Meeting by webcast, you may revoke your proxy and vote your shares electronically at the virtual meeting. See the “Attending the Annual Meeting Virtually” and “Voting and Quorum” sections of the accompanying Proxy Statement for additional instructions and information on voting.

For the Board of Directors,

Andrew H. Everett II

Senior Vice President,

General Counsel and Secretary

SEACOR Marine Holdings Inc.

12121 Wickchester Lane

Suite 500

Houston, TX 77079

Notice of 2026 Annual Meeting

And

Proxy Statement

SOLICITATION OF PROXIES, VOTING AND REVOCATION

Voting and Quorum

A list of the Company’s stockholders as of the close of business on April 13, 2026 (the “Record Date”) will be available for examination by any stockholder, for purposes germane to the virtual Annual Meeting, during ordinary business hours for the ten-day period prior to the date of the Annual Meeting, at the offices of the Company, 12121 Wickchester Lane, Suite 500, Houston, Texas 77079.

Only record holders of our common stock, $0.01 par value per share (“Common Stock”), as of the Record Date will be entitled to vote at the Annual Meeting. Our authorized capital stock currently consists of 60,000,000 shares of Common Stock. At the close of business on the Record Date, there were 27,062,277 shares of Common Stock outstanding and entitled to vote. Each stockholder of record is entitled to one vote for each share held on the Record Date on all matters that may properly come before the Annual Meeting. There are no dissenter or appraisal rights relating to the matters to be acted upon at the Annual Meeting.

Stockholders are requested to vote in one of the following ways:

•	by telephone by calling the toll-free number 1.866.859.2198 from any touch-tone telephone and following the instructions (have your proxy card in hand when you call);

•	by Internet prior to the Annual Meeting by accessing www.proxypush.com/SMHI and following the on-screen instructions (have your proxy card in hand when you access the website);

•	by completing, dating, signing and promptly returning the accompanying proxy card, in the enclosed postage-paid, pre-addressed envelope provided for such purpose; or

•

by voting virtually at the Annual Meeting online at www.proxydocs.com/SMHI by using the control number included with these proxy materials (see the “Attending the Annual Meeting Virtually” section of this Proxy Statement).

We recommend that you vote by phone, Internet, or proxy even if you plan to virtually attend the Annual Meeting.

Shares of Common Stock represented by properly executed proxy cards or voted by telephone or Internet that are received by the Company and not subsequently revoked will be voted at the Annual Meeting in accordance with the instructions contained therein or if no instructions are contained in the proxy, as described in the “Proxy Cards” section of this Proxy Statement.

A quorum for the transaction of business at the Annual Meeting requires the holders of record of a majority in voting power of the then issued and outstanding shares of all classes and series of stock of the Company entitled to vote at the meeting, in person or by proxy.

For Proposal 1 (Election of Directors), election of the director nominees to the board of directors of the Company (the “Board”) requires a plurality of the votes cast, which means that the six nominees receiving the most “for” votes will be elected. Because there are only six director nominees named in this Proxy Statement, votes withheld from any nominee will have no effect on the outcome of the election of directors. Votes may not be cast “against” the election of a nominee. Abstentions and “broker non-votes” (as described in the “Shares Held in Street Name” section of this Proxy Statement) will not affect the outcome of such election. Our stockholders do not have cumulative voting rights for the election of directors.

Matters to be considered at the meeting other than the election of directors require the vote of the holders of a majority of the shares entitled to vote and present at the meeting in person or by proxy.

For Proposal 2 (Say on Pay) and Proposal 3 (Ratification of the Appointment of Independent Registered Public Accounting Firm), stockholders may vote in favor of or against the proposal or may abstain from voting.

Because abstentions are treated as both “present” and “entitled to vote” on a matter, abstaining has the same effect as a vote “against” the proposal. For a discussion of the treatment of “broker non-votes,” see the “Shares Held in Street Name” section of this Proxy Statement.

Because your vote on Proposal 2 (Say on Pay) is advisory in nature, the results will not be binding on the Company, the Board, or the Compensation Committee. However, the Board and the Compensation Committee will review and consider the voting results when making future decisions regarding executive compensation.

The table below summarizes the voting requirements to elect directors and to approve each of the other proposals in the Proxy Statement.

Proposal	Vote Required	Broker Discretionary Voting Allowed	Board of Directors Recommendation

1. Election of Directors	Plurality of the votes cast	No	FOR each Director Nominee

2. Advisory Vote to Approve Named Executive Officer Compensation	Holders of a majority in voting power of the shares entitled to vote present in person or by proxy	No	FOR

3. Ratification of the Appointment of Independent Registered Public Accounting Firm	Holders of a majority in voting power of the shares entitled to vote present in person or by proxy	Yes	FOR

Shares Held in Street Name

If you hold your shares in “street name” as of the close of business on the Record Date, you may vote by following the instructions in the voting instruction card provided by your broker, bank or other nominee. Note that the deadline for voting through your broker, bank or other nominee will not necessarily correspond to the voting deadline for proxyholders. You may not vote your shares electronically at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank, broker dealer or other nominee holder. If you wish to attend the meeting virtually, you may gain access to the meeting by following the instructions in the voting instruction card provided by your broker, bank or other nominee.

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. On routine matters, brokers have the discretion to vote shares held in “street name” – a term that means the shares are held in the name of the broker on behalf of its customer, the beneficial owner. If your shares are held in “street name” by a broker and you wish to vote on the proposal to elect the directors (Proposal 1), the advisory vote to approve Named Executive Officer compensation (Proposal 2), or to act upon any other non-routine business that may properly come before the Annual Meeting, you should provide instructions to your broker. Under the rules of the New York Stock Exchange (the “NYSE”), if you do not provide your broker with instructions, your broker generally will only have the authority to vote on the ratification of the appointment of Grant Thornton LLP, as the Company’s independent registered public accounting firm (Proposal 3). All other matters at the Annual Meeting are expected to be non-routine and therefore brokers will not be entitled to vote on a beneficial owner’s behalf without voting instructions or discretionary authority on such matters. Because broker non-votes are outstanding shares that are not entitled to vote on non-routine matters, they will have no effect on the outcome of Proposal 2 and, as noted above, will also have no effect on the outcome of Proposal 1.

Proxy Cards

If you sign and return your proxy card but do not specify how your shares of Common Stock are to be voted, they will be voted: FOR election as a director of each of the nominees named under “Proposal No. 1 – Election of Directors” in this Proxy Statement and listed under Item 1 of the enclosed proxy card; FOR “Proposal No. 2 – Advisory Vote to Approve Named Executive Officer Compensation” in this Proxy Statement and listed under Item 2 of the enclosed proxy card; and FOR “Proposal No. 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm” in this Proxy Statement and listed under Item 3 of the enclosed proxy card. If other matters are properly presented at the Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for the stockholder.

As a matter of policy, proxy cards, ballots and voting tabulations that identify individual stockholders are kept confidential by the Company. Such documents are made available only to the inspector of election and personnel associated with processing proxies and tabulating votes at the Annual Meeting. The votes of individual stockholders will not be disclosed except as may be required by applicable law.

Attending the Annual Meeting Virtually

The Annual Meeting will be a completely virtual meeting of stockholders conducted exclusively by a live audio webcast. Only record or beneficial owners of Common Stock as of the Record Date may attend the Annual Meeting, vote their shares and submit online questions.

In order to attend the Annual Meeting, you must register at www.proxydocs.com/SMHI. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting. As part of the registration process, you must enter the control number located on your proxy card, or voting instruction card. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process.

The Annual Meeting will begin promptly at 9:00 a.m. (EDT), with online check-in beginning at 8:45 a.m. (EDT). Stockholders must use the unique link emailed to them upon completing their registration to access the Annual Meeting.

If you wish to submit a question for the Annual Meeting, you may do so in advance of the meeting at www.proxydocs.com/SMHI or at any point during the Annual Meeting (until the floor is closed to questions).

Revocation of Proxies

A stockholder who so desires may revoke his, her, or its proxy at any time before it is exercised at the Annual Meeting by: (i) providing written notice to the Secretary of the Company; (ii) duly executing a proxy card bearing a date subsequent to that of a previously furnished proxy card; (iii) entering new instructions by Internet or telephone; or (iv) attending the webcast of the Annual Meeting and voting virtually. Attendance at the Annual Meeting will not in itself constitute a revocation of a previously furnished proxy. Stockholders who attend the Annual Meeting need not revoke their proxy (if previously furnished) to vote virtually at the meeting. The Company encourages stockholders that plan to join the Annual Meeting to vote by phone or Internet or to submit a valid proxy card and vote their shares prior to the Annual Meeting. Even after you have voted electronically through the Internet or by telephone or submitted your proxy card, you may change your vote at any time before the proxy is exercised at the Annual Meeting by joining the webcast (see the “Attending the Annual Meeting Virtually” section of this Proxy Statement). If you hold your shares in “street name” and want to revoke your proxy, you will need to follow the instructions of your broker to revoke or change your previous vote (see the “Shares Held in Street Name” section of this Proxy Statement).

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on June 2, 2026

This Proxy Statement and the enclosed proxy card, the Notice of Annual Meeting, and the Company’s 2025 Annual Report are available on the Internet at https://ir.seacormarine.com/financial-information/annual-reports-and-proxy-statements.

Solicitation Expenses

The Company will bear the costs of solicitation of proxies for the Annual Meeting. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies from stockholders by telephone, electronic or facsimile transmission, personal interview or other means.

The Company has requested brokers, bankers and other nominees who hold voting stock of the Company to forward proxy solicitation materials to their customers and such nominees will be reimbursed for their reasonable out-of-pocket expenses.

We have retained D.F. King & Co., Inc. to aid in the solicitation of proxies. The fees of D.F. King & Co., Inc. are $10,000 plus reimbursement of its reasonable out-of-pocket costs. If you have questions about the Annual Meeting or need additional copies of this Proxy Statement or additional proxy cards, please contact our proxy solicitation agent as follows:

D.F. King & Co., Inc.

28 Liberty Street, 53rd Floor

New York, NY 10005

Banks and Brokerage Firms, please call (646) 989-1598

Stockholders, please call (866) 745-0267

CORPORATE GOVERNANCE

Board Leadership Structure

The Board believes that there is no single organizational model that would be most effective in all circumstances and that it is in the best interests of the Company and its stockholders for the Board to retain the authority to modify its leadership structure to best address the Company’s circumstances from time to time.

The Board believes that the most effective leadership structure for the Company at the present time is to maintain the separate positions of Non-Executive Chairman and Chief Executive Officer. Separating these positions allows the Chief Executive Officer to focus on the full-time job of running the Company’s business, while allowing the Non-Executive Chairman to lead the Board in its fundamental role of providing advice to and independent oversight of management. The Board believes this structure recognizes the time, effort, and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as the Company’s Non-Executive Chairman, particularly as the Board’s oversight responsibilities, especially risk oversight, continue to grow and demand more time and attention. The Board also believes that separating the Non-Executive Chairman and Chief Executive Officer positions provides enhanced independent leadership and oversight for the Company, management and the Board.

In addition to the role that the Non-Executive Chairman has with regard to the Board, the chair of each of the three independent key committees of the Board (Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee) and each individual director is responsible for helping ensure that meeting agendas are appropriate and that sufficient time and information are available to address issues that the directors believe are significant and warrant their attention. Each director has the opportunity and ability to request agenda items, information, and additional meetings of the Board or of the independent directors.

The Board has adopted significant processes designed to support the Board’s capacity for objective judgment, including executive sessions of the independent directors at Board meetings at which no employees are present, independent evaluation of, and communication with, members of senior management, and rigorous self-evaluation of the Board, its committees, and its leadership. These and other critical governance processes are reflected in the Corporate Governance Guidelines and the various Committee Charters that are available on the Company’s website at www.seacormarine.com by navigating to “Investors,” and clicking “Corporate Governance.” The Company’s website and the information contained therein or connected thereto shall not be deemed to be incorporated into this Proxy Statement. The Board has also provided mechanisms for stockholders to communicate in writing with the Non-Executive Chairman of the Board, with the non-management and/or independent directors, and with the full Board on matters of significance. These processes are outlined in the “Communications with the Board or Independent Directors” section of this Proxy Statement.

Board of Directors and Director Independence

The business and affairs of the Company are managed under the direction of the Board. The Company’s Third Amended and Restated By-Laws (the “By-Laws”) provide that the Board will consist of not less than five and not more than twelve directors. In 2025, the Board consisted of six (6) directors and there were no changes to the Board in 2025 or thus far in 2026.

During 2025, the Board held ten meetings. The Board also acted pursuant to unanimous written consent on four other occasions. Each of the current directors attended at least 75% of the combined total meetings of the full Board and the committees on which they served during 2025. Although the Company does not have a formal policy governing director attendance at the annual meeting of stockholders, attendance is strongly encouraged and each member of our Board attended the Company’s 2025 annual meeting of stockholders. All members of our Board plan to virtually attend the Annual Meeting.

Our Board consults with legal counsel to ensure that the Board’s independence determinations are consistent with all relevant securities and other laws and regulations regarding director independence,

including the requirements of the New York Stock Exchange. To assist in the Board’s independence determinations, each director completed materials designed to identify any relationships that could affect the director’s independence. In addition, through discussions among our directors, a subjective analysis of independence is undertaken by the Nominating and Corporate Governance Committee. Our Board is currently composed of a majority of independent directors, with the Board having made the affirmative determination that each of Mr. Andrew R. Morse, Ms. Julie Persily, Mr. R. Christopher Regan, and Ms. Lisa P. Young, is independent as such term is defined by the applicable rules and regulations of the NYSE. Additionally, each of these directors meets the categorical standards for independence established by the Board (the “SEACOR Marine Categorical Standards”). A copy of the SEACOR Marine Categorical Standards is available on the Company’s website at www.seacormarine.com by navigating to “Investors,” and clicking “Corporate Governance” (entitled “Director Independence Standards”).

The schedule of Board meetings is made available to directors in advance along with the agenda for each meeting so that they may review and request changes. Directors also have unrestricted access to management at all times and regularly communicate informally with management on an assortment of topics. The Company’s Chief Executive Officer hosts a monthly conference call with the directors and other senior management to discuss recent business developments and other matters.

Executive Sessions

Directors meet at regularly scheduled executive sessions without any members of management present to discuss issues relating to management performance and any other issue that may involve a potential conflict of interest with management. Executive sessions are generally presided over by the Company’s Non-Executive Chairman, Mr. Morse, who is responsible for:

•	chairing executive sessions of Board meetings, which include meetings to evaluate and review the performance of the Chief Executive Officer;

•

conferring with the Chief Executive Officer and serving as a liaison between the independent directors (who also have direct and complete access to the Chief Executive Officer) and the Chief Executive Officer, including providing the Chief Executive Officer with feedback from executive sessions of the independent directors;

•	advising members of management and members of the Board, where necessary, with respect to the Board’s strategic review of operations and significant transactions;

•	acting on behalf of the Company to communicate corporate governance matters to the Company’s stockholders; and

•	together with the Nominating and Corporate Governance Committee, presiding over the Board’s self-evaluation.

Committees of the Board of Directors

The Board has established the following committees, each of which operates under a written charter that is available on the Company’s website at www.seacormarine.com by navigating to “Investors,” and clicking “Corporate Governance.”

Audit Committee

The Audit Committee is composed of four members: Ms. Young, Mr. Morse, Ms. Persily, and Mr. Regan. Ms. Young, Mr. Morse, Ms. Persily, and Mr. Regan have all served on the Audit Committee since the last annual meeting of stockholders and continue to do so. Ms. Young is the chair of the Audit Committee. The Board has determined that Mr. Morse and Ms. Young are each an “audit committee financial expert” for purposes of the rules of the United States (“U.S.”) Securities and Exchange Commission (“SEC”) and NYSE. In reaching this determination, the Board considered, among other things, Mr. Morse’s experience as an investment banker for over 25 years, and Ms. Young’s experience in public accounting and professional services for over 36 years, in addition to their other experience that is described elsewhere in this Proxy Statement. In addition, the Board determined that each member of the Audit Committee is financially literate, as required under the NYSE standards, and is considered independent, as defined by the rules of the NYSE applicable to Audit Committee members, Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance with the SEACOR Marine Categorical Standards. In accordance with the NYSE Listed Company Manual Rule 303A.07, which stipulates that if an audit committee member simultaneously serves on the audit committees of more than three public companies, the Board must determine whether such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee. Ms. Persily currently serves on a total of four public company audit committees including the Audit Committee of the Company. The Board has determined that the simultaneous service on four public company audit committees by Ms. Persily does not impair her ability to effectively serve on the Audit Committee. The Audit Committee is expected to meet at least quarterly. The Audit Committee met four times during 2025 and acted pursuant to unanimous written consent on one other occasion.

Committee Function. The Audit Committee assists the Board in fulfilling its responsibility to oversee, among other things:

•

the conduct and integrity of management’s execution of the Company’s financial reporting process, including the reporting of any material events, transactions, changes in accounting estimates or changes in important accounting principles and any significant issues as to adequacy of internal controls;

•

the selection, performance, qualifications and compensation of the Company’s independent registered public accounting firm (including its independence), their conduct of their annual audit and their engagement for any other services;

•	the review of the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof;

•	the Company’s systems of internal accounting and financial and disclosure controls and procedures, and the annual independent audit of the Company’s financial statements;

•

risk management and controls, which includes assisting management with identifying and monitoring risks, developing effective strategies to mitigate risk, and incorporating procedures into its strategic decision-making (and reporting developments related thereto to the Board);

•	the processes for handling complaints relating to accounting, internal accounting controls and auditing matters;

•	the Company’s legal and regulatory compliance;

•	the annual self-evaluation of the Board’s performance;

•	the Company’s code of ethics as established by management and the Board; and

•	the preparation of the Audit Committee report required by the SEC rules to be included in the Company’s annual proxy statement.

The Audit Committee’s role is one of oversight. Management is responsible for preparing the Company’s financial statements and the independent registered public accounting firm is responsible for auditing those financial statements. Management has more time, knowledge and detailed information about the Company than the Audit Committee members. Consequently, in carrying out its oversight responsibilities, the Audit Committee will not provide any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent registered public accounting firm’s work.

Compensation Committee

The Compensation Committee is composed of four members: Mr. Regan, Mr. Morse, Ms. Persily, and Ms. Young. Mr. Regan, Mr. Morse, Ms. Persily, and Ms. Young have all served since the last annual meeting of stockholders and continue to serve on the Compensation Committee. Mr. Regan is the chair of the Compensation Committee. The Board has determined that each member of the Compensation Committee is independent, as defined by the rules of the NYSE applicable to Compensation Committee members and in accordance with the SEACOR Marine Categorical Standards. The Compensation Committee met four times during 2025 and acted pursuant to unanimous written consent on two other occasions.

Committee Function. Pursuant to its charter, the Compensation Committee is primarily responsible for, among other things:

•	reviewing and evaluating all of the Company’s compensation practices;

•	reviewing and approving the compensation of the Chief Executive Officer and the Company’s other executive officers;

•	reviewing director compensation at least annually, in consultation with the Nominating and Corporate Governance Committee when appropriate, and recommending any changes to the Board for approval;

•	reviewing and assessing any potential risks associated with the Company’s compensation programs and procedures;

•	reviewing and making recommendations to the Board for the approval of changes in incentive compensation and equity-based compensation plans; and

•	conducting an annual self-evaluation of its own performance, including its effectiveness and compliance with its charter.

The Chairman of the Compensation Committee sets the agenda for the meetings of the Compensation Committee with the input from the Company’s executive management. Members of executive management may also attend meetings, if requested. At each meeting, the Compensation Committee has the opportunity to meet in executive session. When the Compensation Committee acts without the approval of the full Board, the Chairman of the Compensation Committee reports the Compensation Committee’s actions regarding compensation to the full Board. The Compensation Committee has the sole authority to retain, obtain the advice of, and terminate, any compensation consultants, independent legal counsel or other advisors to assist the Compensation Committee in its discharge of its duties and responsibilities, including the evaluation of director or executive officer compensation.

Compensation Committee Interlocks and Insider Participation. None of the current members of the Compensation Committee is or ever was an officer or employee of the Company. During 2025, none of the Company’s executive officers served as a director or member of the compensation committee of any other entity whose executive officers serve on the Board or the Compensation Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is composed of four members: Mr. Regan, Mr. Morse, Ms. Persily, and Ms. Young. Mr. Regan, Mr. Morse, Ms. Persily, and Ms. Young have all served since the last annual meeting of stockholders and continue to serve on the Nominating and Corporate Governance Committee. Mr. Regan is the chair of the Nominating and Corporate Governance Committee. The Board has determined that each member of the Nominating and Corporate Governance Committee is independent, as defined by the rules of the NYSE and in accordance with the SEACOR Marine Categorical Standards. The Nominating and Corporate Governance Committee met four times during 2025.

Committee Function. The Nominating and Corporate Governance Committee assists the Board with:

•

identifying, screening and reviewing individuals qualified to serve as directors and recommending to the Board candidates for election at the Company’s annual meeting of stockholders and to fill vacancies on the Board;

•

developing, recommending and implementing modifications, as appropriate, to the Company’s Corporate Governance Guidelines and policies and procedures for identifying and reviewing candidates for the Board, including policies and procedures relating to candidates for the Board submitted for consideration by stockholders;

•

reviewing the composition of the Board as a whole, including whether the Board reflects the appropriate balance of independence, sound judgment, business specialization, technical skills, expertise in cybersecurity and other emerging risks, diversity and other desired qualities;

•	reviewing periodically the size of the Board and recommending any appropriate changes;

•	overseeing the evaluation of the Board and management;

•	recommending changes in director compensation in consultation with the Compensation Committee when appropriate;

•	reviewing, on a regular basis, the overall corporate governance of the Company and recommending to the Board improvements when necessary; and

•

overseeing the Company’s environmental, social and governance (“ESG”) program and sustainability initiatives and working with the Sustainability Council to ensure the Company’s goals with respect to ESG and sustainability practices are addressed and met.

Selection of Nominees for the Board of Directors. To fulfill its responsibility to recruit and recommend to the full Board nominees for election as directors, the Nominating and Corporate Governance Committee reviews the composition of the full Board at least annually to determine the qualifications and areas of expertise needed to further enhance the composition of the Board and works with management in attracting candidates with those qualifications.

In identifying new director candidates, the Nominating and Corporate Governance Committee seeks advice and names of candidates from Nominating and Corporate Governance Committee members, other members of the Board, members of management and other public and private sources. The Nominating and Corporate Governance Committee, in formulating its recommendation of candidates to the Board, considers each candidate’s personal qualifications and how such personal qualifications effectively address the then-perceived current needs of the Board. The minimum qualifications and criteria for membership on the Board include the following:

•	experience investing in and/or guiding complex businesses as an executive leader or as an investment professional within an industry or area of importance to the Company;

•	proven judgment and competence, substantial accomplishments, and prior or current association with institutions noted for their excellence;

•	complementary professional skills and experience addressing the complex issues facing a multifaceted international organization; and

•	an understanding of the Company’s businesses and the environment in which it operates.

The Nominating and Corporate Governance Committee also considers the diversity of the Board and potential candidates as to business and life experiences as well as educational and professional backgrounds in recruiting and recommending candidates for election.

After the Nominating and Corporate Governance Committee completes its evaluation, it presents its recommendations to the Board for consideration and approval. The Nominating and Corporate Governance Committee has the power to retain outside counsel, director search and recruitment consultants or other experts and will receive from the Company adequate funding, as determined by the Nominating and Corporate Governance Committee, for payment of reasonable compensation to such advisors.

Having evaluated the Board candidates set forth under Proposal No. 1 pursuant to these processes and criteria, the Nominating and Corporate Governance Committee recommended, and the Board determined to nominate, each of the persons named in the “Standing Director Nominees” section of this Proxy Statement for election.

Stockholder Recommendations. The Nominating and Corporate Governance Committee will consider director candidates suggested by the Company’s stockholders provided that the recommendations are made in accordance with the same procedures required under the By-Laws for nomination of directors by stockholders. For instance, stockholder nominations must comply with the notice provisions described under the “Stockholder Proposals for the 2027 Annual Meeting” section of this Proxy Statement. Stockholder nominations that comply with these procedures and that meet the criteria outlined therein will receive the same consideration that the Nominating and Corporate Governance Committee’s nominees receive. There have been no changes to these procedures over the last fiscal year. The Company will report any material change to this procedure in an appropriate filing with the SEC and will make any such changes available promptly on the “SEC Filings” section of the Company’s website at www.seacormarine.com.

Communications with the Board or Independent Directors

Stockholders or interested parties who wish to communicate with the Board, the Non-Executive Chairman and/or independent directors, may do so by writing in care of the Company’s Corporate Secretary, indicating by title or name to whom correspondence should be directed. Correspondence should be sent to SEACOR Marine Holdings Inc., Attn: Corporate Secretary, 12121 Wickchester Lane, Suite 500, Houston, Texas 77079 or by email to corporatesecretary@seacormarine.com. The independent directors have established procedures for handling communications from stockholders of the Company and directed the Corporate Secretary to act as their agent in processing any communications received. All communications that relate to matters that are within the scope of the responsibilities of the Board and its committees will be forwarded to the Non-Executive Chairman and independent directors. Communications that relate to matters that are within the responsibility of one of the Board committees will be forwarded to the chair of the appropriate committee. Communications that relate to ordinary business matters that are not within the scope of the Board’s responsibilities will be sent to the appropriate executive. Solicitations, junk mail and obviously frivolous or inappropriate communications will not be forwarded, but will be made available to any director who wishes to review them.

The Audit Committee has established procedures for (i) the receipt, retention, and treatment of complaints, reports and concerns regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission of complaints, reports and concerns by employees regarding questionable accounting or auditing matters. These procedures are available on the Company’s website, at www.seacormarine.com by navigating to “Investors,” and clicking “Corporate Governance” (entitled “Procedures for Addressing Complaints”). Such complaints, reports or concerns may be communicated to the Company’s General Counsel or the Chairman of the Audit Committee through a toll-free hotline at +1 (844) 359-7729 or through an internet based reporting tool provided by NAVEX Global (www.seacormarine.ethicspoint.com), each of which ensures that the communications are made on an anonymous and confidential basis. Complaints received are logged by the General Counsel, communicated to the Chairman of the Audit Committee and then investigated by the General Counsel under the supervision of the Audit Committee, unless the Audit Committee determines a different approach is required. These procedures permit the retention of counsel, accountants and consultants to help with such investigations. In accordance with Section 806 of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), these procedures prohibit the Company from retaliating against any person who, in good faith, submits an accounting or auditing complaint, report or concern or provides assistance in the investigation or resolution of such matters.

Risk Oversight

The Company’s business, financial condition, results of operations, cash flows and prospects can be adversely affected by risk. The management of risk is central to the success of the Company and requires the involvement of the Board, officers, employees, and internal and independent auditors, all of whom are entrusted to develop a balanced and prudent approach to risk.

The Company has developed and implemented operational controls designed to identify and mitigate risk associated with its financial decisions, operations, legal compliance, business development, changing business conditions, executive compensation, ESG initiatives, cybersecurity and information technology systems. The Chief Executive Officer, with the assistance of the Chief Financial Officer, Chief Accounting Officer, General Counsel, Executive Vice Presidents, Senior Vice Presidents, other key officers and external legal counsel, is responsible for, among other risk management measures:

•	implementing measures designed to ensure the highest standard of safety for personnel, the environment, information technology systems and property in performing the Company’s operations;

•	obtaining appropriate insurance coverage; and

•	evaluating and identifying risk related to the Company’s capital structure, as well as compensation programs, after a rigorous assessment of its business activities.

The Board has reviewed and evaluated, and expects to routinely review and evaluate, the Company’s risk profile to ensure that the measures implemented by the Company are adequate to execute and implement the Company’s strategic objectives. Issues related to risk are regularly discussed by the Chief Executive Officer and the rest of the senior management team with members of the Board both through informal communications, such as email, telephone conference and in-person meetings, and during formal Board meetings. Senior management makes formal presentations to the Board regarding risk management issues at least once per year. Our Non-Executive Chairman and certain other Board members are intimately familiar with the risks associated with the types of assets managed and owned by the Company and routinely engage in dialogue with the Chief Executive Officer and appropriate members of senior management regarding such risks. In addition, when the Board reviews particular transactions and initiatives that require Board approval, or that otherwise merit Board involvement, the Board generally includes related risk analysis and mitigation plans among the matters addressed with management. The Board also oversees cybersecurity risks. See the “Cybersecurity Risk Management” section of this Proxy Statement and Item 1C. Cybersecurity in our Annual Report on Form 10-K for additional information regarding the Company’s cybersecurity risk management program.

The Audit Committee, together with senior management, works to respond to recommendations from internal and external auditors and supervisory authorities regarding the Company’s compliance with internal controls and disclosure controls and procedures, and other factors that could interfere with the Company’s reporting obligations, as well as the successful implementation of the Company’s strategic plan. The Audit Committee also reviews the adequacy of the Company’s risk management policies and procedures and meets privately with Company employees and the General Counsel to consider recommendations regarding policies related to risk management. In addition, senior management works closely with the General Counsel to facilitate compliance with foreign and domestic laws and regulations. The General Counsel also reports to the Board on Company programs and initiatives that educate employees on these laws, regulations and any updates thereto, and facilitates the Company’s compliance therewith.

The Compensation Committee oversees the Company’s compensation programs and oversees and evaluates risks relating to its compensation programs and human capital management more generally. The General Counsel keeps the Compensation Committee updated on matters relating to retention of key employees, employee satisfaction and related matters.

The Nominating and Corporate Governance Committee oversees the Company’s ESG program and sustainability initiatives, including the Company’s Sustainability Council. See the “ESG and Sustainability Council” section of this Proxy Statement for additional information regarding the Company’s sustainability initiatives, including the publication of the Sustainability Council’s Sustainability Reports.

The Board believes that senior management’s significant involvement in risk management and mitigation, combined with Board, Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee oversight, enables the Company to properly and comprehensively assess risk from both an enterprise-wide and divisional perspective, thereby managing and observing the most substantive risks at each level within the Company.
Cybersecurity Risk Management
Senior management meets periodically with our Board to assess cybersecurity risks and to evaluate the status of our cybersecurity efforts. These efforts are led by our director of technology, who reports directly to our Chief Financial Officer. To address cyber risks, the Company maintains a global set of security policies and standards and regularly evaluates response readiness, disaster recovery or business continuity considerations. In addition, all employees receive annual cybersecurity and phishing training. Our cybersecurity team also consults with industry peers and engages third parties as needed to assess areas of risk as well as the overall maturity of our cybersecurity program.
Insider Trading and Tipping Procedures and Guidelines
We have Insider Trading and Tipping Procedures and Guidelines, which are applicable to all of our directors, officers and employees and are designed to promote compliance with insider trading laws, rules, and regulations, and any listing standards applicable to us. A copy of our Insider Trading and Tipping Procedures and Guidelines, as currently in effect, are filed as Exhibit 19.1 to the Company’s 2025 Annual Report on Form
10-K
filed with the SEC on February 25, 2026.
Executive Compensation Clawback
We also maintain a compensation clawback policy for senior executives that provides for the recoupment of erroneously awarded compensation in the event of a financial restatement in accordance with SEC and NYSE rules. See “Clawback Policy” elsewhere in this Proxy Statement for additional information.
Corporate Governance Guidelines and Code of Business Conduct and Ethics
The Board has adopted a set of Corporate Governance Guidelines, a Code of Business Conduct and Ethics and a Supplemental Code of Ethics. A copy of each of these documents, along with the charters of each of the committees described above, is available on the Company’s website at
www.seacormarine.com
by navigating to “Investors,” and clicking “Corporate Governance,” and is also available to stockholders in print without charge upon written request to the Company’s Investor Relations Department, 12121 Wickchester Lane, Suite 500, Houston, Texas 77079.
The Corporate Governance Guidelines address areas such as director responsibilities and qualifications, director compensation, management succession, board committees and annual self-evaluation. The Code of Business Conduct and Ethics is applicable to the Company’s directors, officers and employees and the Supplemental Code of Ethics is applicable to the Company’s Chairman, the Company’s Chief Executive Officer, the Chief Financial Officer and other senior financial officers. The Company will disclose future amendments to, or waivers from, certain provisions of the Supplemental Code of Ethics on its website within two business days following the date of such amendment or waiver.
ESG and Sustainability Council
The Company’s Sustainability Council, established on September 17, 2020, is mandated to oversee the Company’s enhanced ESG program. The Sustainability Council is an internal committee led by the Chief Executive Officer with membership made up of senior executives, operational heads, and safety and health, compliance, and human resources professionals. The Sustainability Council reports to the Nominating and Corporate Governance Committee. The members of the Sustainability Council collaborate and drive initiatives on all matters related to sustainability, including, but not limited to environmental protection, clean energy technology, social responsibility, employee, lender, contractor and community engagement, health and safety, and community empowerment. Together with the Board, the Sustainability Council helps establish sustainability goals and integrate them into strategic and tactical business activities across the Company to contribute to risk management and long-term value for all stakeholders.

The Company periodically publishes a Sustainability Report, offering in-depth insights into the Company’s sustainability efforts and ESG practices. Additionally, the Company’s website features a dedicated section specifically focusing on its ESG efforts and its sustainable and responsible business practices.

Environmental Sustainability: Our Company is continually adapting its business to adjust to the changing regulatory and commercial landscape and has increased its focus on reducing fuel consumption and carbon emissions, supporting alternative energy sources and using new technologies to increase the sustainability of our operations and reduce environmental impacts. We are leveraging technology to move the sector forward towards more environmentally friendly processes, leaning into hybrid power solutions and other technologies. We are a pioneer in the use of hybrid power technology, a solution that reduces fuel consumption and emissions by up to 20%, and as of December 31, 2025, we have equipped nine of our 18 owned platform supply vessels (“PSVs”) with hybrid battery power systems (“Hybrid PSVs”). The Company has also acquired two additional hybrid battery power systems that may be installed on two PSVs. In November 2024, we also signed an order for two newbuild PSVs, equipped with integrated hybrid power, with expected delivery in the fourth quarter of 2026 and the first quarter of 2027, respectively. As an industry leader, we are encouraged by the International Maritime Organization’s (“IMO”) strategy on the reduction of greenhouse gases (“GHG”) in international shipping and lowering emissions overall. We continue to evaluate and improve our operational efficiencies across our organization, reduce our fuel consumption and carbon intensity, and ensure compliance with emissions-related regulatory demands.

We are also committed to improving ocean health through pollution prevention and ballast water management and are reducing the amount of waste produced by our operations to minimize our environmental impact. Our vessels are in full compliance with all laws and regulations with respect to oil spill prevention and are fully compliant with the current IMO Ballast Water Management Convention. We have been focused on, and continue to explore, initiatives to reduce waste both in our shoreside operations and on board our vessels, including initiatives related to reducing water consumption, plastic waste, lubricant waste, cleaning product waste, office and paper waste, food waste and vessel recycling. These initiatives span our entire business.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

The Board has nominated the people listed below for election as directors, each to serve until the next annual meeting of stockholders or until his or her successor is duly elected and qualified. Although not anticipated, if any of the nominees becomes unavailable for any reason, the Board in its discretion may designate a substitute nominee. If a stockholder has filled out the accompanying proxy card, that stockholder’s vote will be cast for the substitute nominee.

The following table sets forth information with respect to each nominee for election as a director as of the date of this Proxy Statement:

Name	Age	Position	Director Since

Andrew R. Morse(1)(2)(3)	80	Non-Executive Chairman of the Board	May 2017

John Gellert	56	President, Chief Executive Officer	June 2017

Alfredo Miguel Bejos	47	Director	June 2019

Julie Persily(1)(2)(3)	60	Director	April 2018

R. Christopher Regan(1)(2)(3)	71	Director	May 2017

Lisa P. Young(1)(2)(3)	63	Director	September 2024

(1)	Member of the Compensation Committee.
(2)	Member of the Nominating and Corporate Governance Committee.
(3)	Member of the Audit Committee.

Standing Director Nominees

Andrew R. Morse has been a member of the Board since his appointment in May 2017 and has served as Non-Executive Chairman of the Board since June 2021. Mr. Morse served on the SEACOR Holdings board of directors from June 1998 to May 2017. Mr. Morse has been a managing director and senior portfolio manager of Morse, Towey and White, a wealth management unit of High Tower Advisors Inc., a Chicago-based firm of investment advisors since July 31, 2010. In addition, Mr. Morse served on the board of directors and on the audit committee of High Tower Advisors Inc. from July 31, 2010, until January 2018. Mr. Morse was a managing director and senior portfolio manager of UBS Financial Services, Inc., from October 2001 until July 2010. Mr. Morse was senior vice president-investments of Salomon Smith Barney Inc. of New York, an investment banking firm, and Smith Barney Inc., its predecessor, from March 1993 to October 2001. Mr. Morse sits on numerous philanthropic boards and is treasurer of the American Committee of the Weizmann Institute of Science. Mr. Morse served as a director of Seabulk International, Inc., both before and following its merger with SEACOR Holdings in July 2005 until March 2006. In December 2015, Mr. Morse became a member of the board of managers of KGP Realty, a private residential property management company.

We believe that Mr. Morse’s deep experience in wealth management and corporate finance provides a valuable resource to the Board, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Mr. Morse’s finance experience through advising high net worth individuals and investment entities adds a valuable perspective to the Board. In addition, foreign governments have sought his experience on international corporate finance with respect to issues such as complex energy crisis management and other significant matters of public policy related to our business.

John Gellert has served as the Company’s President and Chief Executive Officer and as a member of the Board since June 1, 2017. Prior to the spin-off of the Company from SEACOR Holdings on June 1, 2017 (the “Spin-off”), Mr. Gellert served as the co-chief operating officer of SEACOR Holdings since February 23, 2015, and president of SEACOR Holdings’ Offshore Marine Services segment since July 2005. Mr. Gellert also held various financial, analytical, chartering and marketing roles with SEACOR Holdings since June 1992. Mr. Gellert is an officer and director of certain Company subsidiaries. Mr. Gellert serves as a member of the executive committee of International Support Vessel Owners Association, a member of the board of directors of Offshore Marine Service Association, a member of the executive council at Cohesive Capital Management, L.P., and previously served as president of the National Ocean Industries Association. Mr. Gellert graduated from Harvard College.

We believe that as the Company’s Chief Executive Officer, Mr. Gellert provides valuable insight to the Board on the Company’s day-to-day operations. In addition, Mr. Gellert’s long tenure with the Company allows him to provide valuable insight to the Board about the competitive dynamics of our industry.

Alfredo Miguel Bejos has been a member of the Board since June 11, 2019. Mr. Miguel has been president and chief executive officer of Proyectos Globales de Energía y Servicios CME, S.A. de C.V. (“CME”) since 2012 and executive president of Helicópteros Bell de México, S. de R.L. de C.V. since 2009. Mr. Miguel has extensive finance experience having held various positions in the finance area of Banco Santander Mexico from 2000 until 2002. Mr. Miguel has served as an independent member of several boards of directors, including current memberships on the boards of the airline Volaris and Pure Leasing, positions which he has held since 2006. Mr. Miguel is also a member of the Customer Advisory Panel at Bell Helicopter, a leading company in helicopter manufacturing. Mr. Miguel holds a BA from Universidad Iberoamericana.

We believe that Mr. Miguel’s industry experience, specifically his extensive experience in the maritime aspects of the international energy and infrastructure sector, as well as his broad knowledge gained from serving on multiple boards of directors in the transportation industry will add a diverse perspective to the Board.

Julie Persily has been a member of the Board since her appointment in April 2018. Since 2013, Ms. Persily has served on the board of directors of Investcorp Credit Management BDC, Inc., a NASDAQ listed business development company that invests in middle market companies, and as a member of its audit and nominating committees and as chair of its compensation and valuation committees. Since 2017, Ms. Persily has served on the board of directors of Runway Growth Finance Corp., a NASDAQ listed business development company that provides secured loans to early-stage growth and venture-backed companies in the U.S., and as chair of its audit committee and a member of its nominating and corporate governance committee and compensation committee until January 2025, and currently serves as a member of its audit committee. Since 2023, Ms. Persily has served on the board of directors of StepStone Private Credit Fund LLC, a non-exchange traded business development company that invests in various credit-related strategies, and as a member of its audit and nominating and corporate governance committees. Ms. Persily has a deep breadth of experience in the finance and capital market industries, having held various roles at Citigroup for nearly 10 years, including serving as the co-head of Citigroup’s leveraged finance group for over two years and head of acquisition finance prior thereto. Ms. Persily also formerly served as co-head of Leveraged Finance and Capital Markets at Nomura Securities. Ms. Persily holds a BA in Economics and Psychology from Columbia College and an MBA in Finance and Accounting from Columbia Business School.

We believe Ms. Persily’s experience and relationships in the financial sector, as well as her knowledge and understanding of corporate governance matters, adds to the Board’s deep bench of experience, and serves as an asset to the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

R. Christopher Regan has been a member of the Board since his appointment in May 2017. Mr. Regan served on the SEACOR Holdings board of directors from September 2005 to May 2017. Mr. Regan is co-founder and, since March 2002, senior managing director, of The Chartis Group, a management consultancy group offering strategic, operational, risk management, governance and compliance advice to U.S. healthcare providers, suppliers and payers. Prior to co-founding The Chartis Group in 2001, Mr. Regan served from March 2001 to December 2001 as president of H-Works, a healthcare management consulting firm and a division of The Advisory Board Company. From January 2000 through December 2000, Mr. Regan served as senior vice president of Channelpoint, Inc., a healthcare information services company. Mr. Regan also serves as a trustee of Hamilton College.

We believe that Mr. Regan’s experience providing advice regarding business valuations, risk management, financial governance and compliance adds to the Board’s breadth of experience. This knowledge also provides significant value to the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

Lisa P. Young has been a member of the Board since September 19, 2024. Ms. Young served in several leadership roles at Ernst & Young, most recently as a Senior Global Client Service Partner, until her retirement in 2021. Since December 2023, Ms. Young has served as a member of the board of directors and as the audit committee chair and member of the nominating and governance committee of Valo Health, Inc., a privately held technology company focused on using data and artificial intelligence to discover and develop therapeutics. Since January 2022, Ms. Young has served as a member of the board of directors of Accelus Inc., a privately held medical technology company, where she also has served as the chair of its audit and finance committee and as a member of its nominating and governance committee. From May 2022 until March 2024, Ms. Young served as a member of the board of directors, the audit and risk committee, and the compensation committee of Textainer Group Holdings Limited, a leading intermodal container lessor that was listed on the NYSE until the company was taken private in March 2024. Ms. Young also serves as a member of the audit and finance committees of the board of trustees for the Columbus Museum of Art, a member and finance chair of the board of directors of the Dallas Black Dance Theatre and for FringeArts in Philadelphia, and a member of the Texas Tech University Rawls College of Business advisory council. Ms. Young is a Certified Public Accountant and holds a BBA in Finance and Accounting from Texas Tech University.

We believe that Ms. Young’s cross-sector, international experience in public accounting and professional services will provide an important perspective for the Board and will add value to the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

Voting

Directors will be elected by a plurality of the votes cast virtually or by proxy at the Annual Meeting. If you do not wish your shares to be voted for any particular nominee, please identify any nominee for whom you “withhold authority” to vote on the enclosed proxy card.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION

OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding beneficial ownership of the Company’s Common Stock by all persons (including any “group” as that term is defined in Section 13(d)(3) of the Exchange Act) who were known by the Company to be the beneficial owners of more than 5.0% of the outstanding Common Stock as of April 14, 2026, other than the Company’s Named Executive Officers and directors. As of April 14, 2026, 27,062,277 shares of the Common Stock were issued and outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class

BlackRock, Inc.(1) 50 Hudson Yards New York, NY 10001	1,724,788	6.4%

Jorey Chernett(2) 6222 Indianwood Trail Bloomfield Hills, MI 48301	1,409,270	5.2%

(1)

According to a Schedule 13G filed with the SEC on January 29, 2024 by BlackRock, Inc. (“BlackRock”), BlackRock has sole voting power with respect to 1,688,724 shares of Common Stock and sole dispositive power over 1,724,788 shares of Common Stock as of December 31, 2023. BlackRock serves as a parent holding company and, for purposes for the reporting requirements of the Exchange Act, may be deemed to beneficially own 1,724,788 shares of Common Stock. Various persons have the right to receive, or the power to direct, the receipt of dividends from, or the proceeds from the sale of, such shares of Common Stock. No one person’s interest in such shares of Common Stock is more than 5.0% of the total Common Stock outstanding.

(2)

According to a Schedule 13G filed with the SEC on December 31, 2025 by Jorey Chernett, Mr. Chernett has sole voting and dispositive power with respect to 1,409,270 shares of Common Stock as of December 25, 2025.

SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS

The following table sets forth information regarding beneficial ownership of our Common Stock by: (i) each current director of the Company, (ii) each named executive officer of the Company (referred to as a “Named Executive Officer” or “NEO” throughout this Proxy Statement), and (iii) all current directors and executive officers of the Company as a group. Except where otherwise indicated in the footnotes to the table, all beneficial ownership information set forth below is as of April 14, 2026.

Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percentage of Class(3)

Current Directors and Executive Officers:

Alfredo Miguel Bejos(4)	1,161,797	4.3%

Andrew R. Morse(5)	219,802	*

R. Christopher Regan(6)	173,985	*

Julie Persily(7)	115,614	*

Lisa P. Young(8)	31,678	*

John Gellert(9)	1,561,026	5.7%

Jesús Llorca(10)	688,262	2.5%

Andrew H. Everett II(11)	368,595	1.4%

Gregory Rossmiller(12)	349,741	1.3%

All current directors and executive officers as a group (9 individuals)(13)	4,670,500	16.8%

* Represents less than 1.0%

(1)	Unless otherwise indicated, the address of each of the persons whose name appears in the table above is: c/o SEACOR Marine Holdings Inc., 12121 Wickchester Lane, Suite 500, Houston, Texas 77079.

(2)

The information contained in the table above reflects “beneficial ownership” of Common Stock within the meaning of Rule 13d-3 under the Exchange Act. Unless otherwise indicated, all shares of Common Stock are held directly with sole voting and dispositive power. Beneficial ownership information for each individual reflected in the table above includes shares of Common Stock issuable upon the exercise of outstanding stock options that are exercisable or will become exercisable within 60 days of April 14, 2026 held by such person and shares of restricted stock over which such person exercises sole voting power.

(3)

Percentage of class is based on 27,062,277 shares of Common Stock issued and outstanding as of April 14, 2026, plus the number of shares of Common Stock issuable upon the exercise of outstanding stock options that are exercisable or will become exercisable within 60 days of April 14, 2026 held by such person or group.

(4)

Includes (i) 119,535 shares of Common Stock that are owned directly by Mr. Miguel, (ii) 18,337 shares of restricted stock over which Mr. Miguel exercises sole voting power, and (iii) 23,925 shares of Common Stock issuable upon the exercise of outstanding stock options that are exercisable or will become exercisable by Mr. Miguel within 60 days of April 14, 2026. Additionally, Greenhouse Latam Holdings Inc. (“GLH”) is the holder of 1,000,000 shares of Common Stock. The amount included in the table reflects beneficial ownership by Mr. Miguel of all 1,000,000 shares of Common Stock held by GLH. Mr. Miguel is the controlling shareholder of GLH and as such may be deemed to be the beneficial owner of the Company’s Common Stock through GLH.

(5)

Includes (i) 141,140 shares of Common Stock that are owned directly by Mr. Morse, (ii) 31,824 shares of restricted stock over which Mr. Morse exercises sole voting power, and (iii) 46,838 shares of Common Stock issuable upon the exercise of outstanding stock options that are exercisable or will become exercisable by Mr. Morse within 60 days of April 14, 2026.

(6)

Includes (i) 52,025 shares of Common Stock that are owned directly by Mr. Regan, (ii) 26,637 shares of restricted stock over which Mr. Regan exercises sole voting power, (iii) 46,838 shares of Common Stock issuable upon the exercise of outstanding stock options that are exercisable or will become exercisable by Mr. Regan within 60 days of April 14, 2026, and (iv) 48,485 shares of Common Stock owned by RC Regan Trust, of which Mr. Regan’s spouse is trustee.

(7)

Includes (i) 61,951 shares of Common Stock that are owned directly by Ms. Persily, (ii) 23,525 shares of restricted stock over which Ms. Persily exercises sole voting power, and (iii) 30,138 shares of Common Stock issuable upon the exercise of outstanding stock options that are exercisable or will become exercisable by Ms. Persily within 60 days of April 14, 2026.

(8)	Includes (i) 6,078 shares of Common Stock that are owned directly by Ms. Young and (ii) 25,600 shares of restricted stock over which Ms. Young exercises sole voting power.

(9)

Includes (i) 789,901 shares of Common Stock that are owned directly by Mr. Gellert, (ii) 263,121 shares of restricted stock over which Mr. Gellert exercises sole voting power, (iii) 260,000 shares of Common Stock issuable upon the exercise of outstanding stock options that are exercisable or will become exercisable by Mr. Gellert within 60 days of April 14, 2026, (iv) 109,109 shares of Common Stock that Mr. Gellert may be deemed to own through his interest in, and control of, JMG Assets LLC, (v) 95,158 shares of Common Stock owned by JMG GST LLC, of which he is the manager, (vi) 26,557 shares of Common Stock owned by the Michael E. Gellert 2011 Family Trust, of which he is an investment director and beneficiary, and of which he disclaims beneficial ownership except to the extent of his pecuniary interest in the shares and (vii) 17,180 shares of Common Stock owned by MCG Assets, LLC, of which he is a manager and of which he disclaims beneficial ownership except to the extent of his pecuniary interest in the shares.

(10)

Includes (i) 326,295 shares of Common Stock that are owned directly by Mr. Llorca, (ii) 211,967 shares of restricted stock over which Mr. Llorca exercises sole voting power, and (iii) 150,000 shares of Common Stock issuable upon the exercise of outstanding stock options that are exercisable or will become exercisable by Mr. Llorca within 60 days of April 14, 2026.

(11)

Includes (i) 183,954 shares of Common Stock that are owned directly by Mr. Everett, (ii) 109,641 shares of restricted stock over which Mr. Everett exercises sole voting power, and (iii) 75,000 shares of Common Stock issuable upon the exercise of outstanding stock options that are exercisable or will become exercisable by Mr. Everett within 60 days of April 14, 2026.

(12)

Includes (i) 192,405 shares of Common Stock that are owned directly by Mr. Rossmiller, (ii) 102,336 shares of restricted stock over which Mr. Rossmiller exercises sole voting power, and (iii) 55,000 shares of Common Stock issuable upon the exercise of outstanding stock options that are exercisable or will become exercisable by Mr. Rossmiller within 60 days of April 14, 2026.

(13)

The number of shares of our Common Stock owned by all current directors and executive officers includes (i) 812,988 shares of restricted stock over which current directors and executive officers exercise sole voting power, and (ii) 687,739 shares of Common Stock issuable upon the exercise of options that are exercisable or will become exercisable by current directors and executive officers within 60 days of April 14, 2026.

COMPENSATION OF DIRECTORS

The Compensation Committee, in consultation with the Nominating and Corporate Governance Committee, when appropriate, evaluates the status of Board compensation in relation to comparable U.S. companies (in terms of size, business sector, etc.) and reports findings and recommendations to the Board, including recommendations for approval of changes to compensation. Directors who are also employees of the Company receive no remuneration by reason of such directorship and are not compensated for attending meetings of the Board or standing committees thereof.

Non-employee directors are paid an annual cash retainer of $75,000, or a prorated portion thereof for any partial year service, and such directors are also eligible to participate in the SEACOR Marine Holdings Inc. 2025 Equity Incentive Plan that is administered by the Compensation Committee (the “2025 Plan,” together with any other equity incentive plans of the Company, the “SEACOR Marine Equity Incentive Plans”).

Historically, annual equity awards are granted to non-employee directors in June of each year. To account for the significant volatility in the Company’s stock price, particularly over the last several years, in a way that was equitable to both directors and stockholders alike, the Compensation Committee determined it was appropriate to use a trailing 60-day volume weighted average price (“VWAP”) of the Company’s stock price for purposes of calculating the number of restricted shares of Common Stock granted to the non-employee directors. A trailing 60-day VWAP of the Company’s stock price was also used for the purpose of calculating the number of restricted shares granted to NEOs in February 2025. Because the Company’s closing stock price on the grant date had increased above the trailing 60-day VWAP of the Company’s stock price used for purposes of the calculation of restricted stock awards to non-employee directors, the number of restricted shares of Common Stock granted to the non-employee directors in respect of their 2025 annual equity grant ended up being higher than it would have been had the closing price on the grant date been used. Use of a trailing 60-day VWAP is intended to smooth out volatility, understanding that, for any given year, the calculation of the number of restricted stock awards may be higher or lower than it would have been had the closing price on the grant date been used.

On June 3, 2025, upon the recommendation of the Compensation Committee, including with respect to the methodology described above for the calculation of the number of equity awards granted, the Board granted each non-employee director in office at such time an annual equity award for Board service with a grant date fair value of $105,071, comprised of 18,337 restricted shares of Common Stock. As Non-Executive Chairman, Mr. Morse was granted an additional annual equity award with a grant date fair value of $47,553, comprised of 8,299 restricted shares of Common Stock. In addition, the Board determined that each non-employee director serving on a committee of the Board at such time be compensated for such service as follows: (i) each committee member of the Audit Committee was granted an annual equity award with a grant date fair value of $11,890, comprised of 2,075 restricted shares of Common Stock (with the exception of Ms. Young, who was granted an annual equity award with a grant date fair value of $23,780, comprised of 4,150 restricted shares of Common Stock as the chair of the Audit Committee), (ii) each committee member of the Compensation Committee was granted an annual equity award with a grant date fair value of $11,890, comprised of 2,075 restricted shares of Common Stock (with the exception of Mr. Regan, who was granted an annual equity award with a grant date fair value of $23,780, comprised of 4,150 restricted shares of Common Stock as the chair of the Compensation Committee), and (iii) each committee member of the Nominating and Corporate Governance Committee was granted an annual equity award with a grant date fair value of $5,948, comprised of 1,038 restricted shares of Common Stock (with the exception of Mr. Regan, who was granted an annual equity award with a grant date fair value of $11,890, comprised of 2,075 restricted shares of Common Stock as the chair of the Nominating and Corporate Governance Committee). The restricted shares of Common Stock vest on the earlier of (i) the date of the 2026 annual meeting of stockholders of the Company, and (ii) June 3, 2026.

NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

The following table shows the compensation of the Company’s non-employee directors for the year ended December 31, 2025. Mr. Gellert does not receive any compensation for his service on the Board.

Name	Fees earned or paid in cash(4) ($)	Stock Awards(5) ($)	Total ($)

Andrew R. Morse(1)(2)(3)(6)	75,000	182,352	257,352

R. Christopher Regan(1)(2)(3)(7)	75,000	152,630	227,630

Julie Persily(1)(2)(3)(8)	75,000	134,798	209,798

Alfredo Miguel(9)	75,000	105,071	180,071

Lisa P. Young(1)(2)(3)(10)	75,000	146,688	221,688

(1)	Member of the Compensation Committee.

(2)	Member of the Nominating and Corporate Governance Committee.

(3)	Member of the Audit Committee.

(4)	In June 2025, non-employee directors were paid an annual cash retainer of $75,000.

(5)

On June 3, 2025, upon the recommendation of the Compensation Committee, the Board granted each non-employee director in office at such time an annual equity award for Board service of 18,337 restricted shares of the Common Stock having a grant date fair value of $105,071. As Non-Executive Chairman, Mr. Morse was granted an additional 8,299 restricted shares of Common Stock having a grant date fair value of $47,553. In addition, each non-employee director serving on a committee of the Board at such time received compensation as follows: (i) each committee member of the Audit Committee was granted 2,075 restricted shares of Common Stock having a grant date fair value of $11,890 (with the exception of Ms. Young, who was granted 4,150 restricted shares of Common Stock having a grant date fair value of $23,780 as the chair of the Audit Committee), (ii) each committee member of the Compensation Committee was granted 2,075 restricted shares of Common Stock having a grant date fair value of $11,890 (with the exception of Mr. Regan, who was granted 4,150 restricted shares of Common Stock having a grant date fair value of $23,780 as the chair of the Compensation Committee), and (iii) each committee member of the Nominating and Corporate Governance Committee was granted 1,038 restricted shares of Common Stock having a grant date fair value of $5,948 (with the exception of Mr. Regan, who was granted 2,075 restricted shares of Common Stock having a grant date fair value of $11,890 as the chair of the Nominating and Corporate Governance Committee). The restricted shares of Common Stock vest on the earlier of (i) the date of the 2026 annual meeting of stockholders of the Company, and (ii) June 3, 2026. The dollar amount of stock awards set forth in this column is equal to the grant date fair value of such stock awards calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 without regard to forfeitures. Discussion of the policies and assumptions used in the calculation of the compensation cost are set forth in Note 13 of the Consolidated Financial Statements in the Company’s 2025 Annual Report on Form 10-K filed with the SEC on February 25, 2026.

(6)

As of December 31, 2025, Mr. Morse held (i) 46,838 outstanding options to acquire shares of Common Stock, all of which were exercisable, and (ii) 31,824 restricted shares of Common Stock that will vest on the earlier of (x) the date of the 2026 annual meeting of stockholders of the Company and (y) June 3, 2026, subject to continued service until such date.

(7)	As of December 31, 2025, Mr. Regan held (i) 46,838 outstanding options to acquire shares of Common Stock, all of which were exercisable, and (ii) 26,637 restricted shares of Common Stock that will vest on the earlier of (x) the date of the 2026 annual meeting of stockholders of the Company and (y) June 3, 2026, subject to continued service until such date.

(8)

As of December 31, 2025, Ms. Persily held (i) 30,138 outstanding options to acquire shares of Common Stock, all of which were exercisable, and (ii) 23,525 restricted shares of Common Stock that will vest on the earlier of (x) the date of the 2026 annual meeting of stockholders of the Company and (y) June 3, 2026, subject to continued service until such date.

(9)

As of December 31, 2025, Mr. Miguel held (i) 23,925 outstanding options to acquire shares of Common Stock, all of which were exercisable, and (ii) 18,337 restricted shares of Common Stock that will vest on the earlier of (x) the date of the 2026 annual meeting of stockholders of the Company and (y) June 3, 2026, subject to continued service until such date.

(10)

As of December 31, 2025, Ms. Young held 25,600 restricted shares of Common Stock that will vest on the earlier of (x) the date of the 2026 annual meeting of stockholders of the Company and (y) June 3, 2026, subject to continued service until such date.

EXECUTIVE COMPENSATION

Currently, the Company is a “smaller reporting company” under applicable rules and regulations of the SEC and as such, is exempt from certain executive compensation disclosures otherwise required by Item 402 of Regulation S-K (including the disclosure required to be provided pursuant to a “Compensation, Discussion & Analysis”). In accordance with these rules and regulations, we are providing certain information related to the Company’s 2025 compensation decisions that should be read in conjunction with the compensation tables provided later in this Proxy Statement. This discussion and the compensation tables that follow provide information regarding the fiscal 2025 compensation program for the following Named Executive Officers (or NEOs) of the Company:

•	John Gellert, President and Chief Executive Officer;

•	Jesús Llorca, Executive Vice President and Chief Financial Officer;

•	Andrew H. Everett II, Senior Vice President, General Counsel and Secretary; and

•	Gregory Rossmiller, Senior Vice President and Chief Accounting Officer.

Consideration of “Say on Pay” Vote Results

At the 2025 annual meeting of stockholders of the Company, a non-binding, advisory vote was taken with respect to the compensation of the Company’s Named Executive Officers. 54% of the votes cast voted in favor of the “Say on Pay” advisory resolution approving the Company’s Named Executive Officer compensation. The Compensation Committee considered the results of the 2025 advisory vote and noted that the percentage of stockholder support for the compensation of the Company’s Named Executive Officers was significantly below the support expressed in prior years. In response to the 2025 Say on Pay advisory vote results, the Compensation Committee engaged in outreach to major institutional stockholders for feedback on the factors that influenced their voting decision, contacting twenty of the top twenty-five institutional stockholders of the Company, representing approximately 34.5% of common shares outstanding as of December 31, 2025. Only four of these stockholders responded to this outreach, and meetings were held with these four institutional stockholders, including the top three institutional stockholders of the Company, and each meeting included the participation of the chair of the Compensation Committee, who is an independent director.

These four stockholders provided a range of perspectives on executive compensation during the meetings and highlighted various areas of focus with respect to executive compensation for the Compensation Committee’s consideration, including the following:

•	Importance of alignment of executive compensation with shareholder value creation.

•	Preference for use of core financial metrics for bonus and long-term incentive payouts in lieu of discretionary determinations.

•	Balancing complexity of executive compensation program with the relative size of the business.

•	Increasing equity award value allocation to PRSUs with consideration of attainability of related share price appreciation thresholds.

The Compensation Committee considered the feedback from stockholders and also considered other factors in evaluating the Company’s executive compensation programs, including the continued volatility in the Company’s stock price as well as commodity prices supporting the Company’s business, and made the following changes with respect to the 2026 executive compensation program:

•	Increased the percentage of target equity grant value allocated to PRSUs from 20% to 30%, and reduced the percentage allocated to restricted stock from 80% to 70% of target equity grant value.

•

Reduced the five share price appreciation thresholds for PRSUs to 12.5%, 25.0%, 37.5%, 50.0% and 62.5%, respectively, over the trailing 60-day VWAP as of the date of grant. Previously these share price appreciation thresholds were set at 16.0%, 32.0%, 49.0%, 66.0% and 82.0%, respectively, over the applicable trailing 60-day VWAP. Consistent with prior year grants, share price thresholds must be maintained for 60 consecutive trading days during the three-year performance period.

•	Increased vesting period of restricted stock from three to five years.

These changes were implemented with respect to the equity awards granted in February 2026 under 2026 executive compensation program and will be discussed in detail in the disclosure materials for the 2027 annual meeting. Please note that 2025 compensation program discussed in this Proxy Statement reflects the executive compensation program prior to the above changes.

Summary of 2025 Compensation Elements

For 2025, the Compensation Committee implemented the following executive compensation practices:

•

Three-Year Vesting of Time-Based Equity Awards. A portion of each NEO’s long-term incentive grant for 2025 was delivered in the form of restricted shares that vest ratably over three years, subject to the NEO remaining employed by the Company on the applicable vesting date.

•

Performance Restricted Stock Units. A portion of each NEO’s long-term incentive grant for 2025 was delivered in the form of performance restricted stock units (“PRSUs”). These PRSUs consist of five equal tranches, each of which will be earned if and when the closing price of one share of Common Stock equals or exceeds the specified stock price performance goal for such tranche for 60 consecutive trading days during the three-year performance period beginning on the grant date. Earned PRSUs (if any) will not be settled until the third anniversary of the grant date, subject to the executive remaining employed by the Company on such date.

•

Deferred 40% of Annual Bonuses. 40% of each NEO’s annual bonus is deferred to subsequent years, with 20% of bonuses awarded in respect of 2025 to be paid in the first quarter of 2027 and the remaining 20% to be paid in the first quarter of 2028, subject in each case to the continued employment of the NEO. The remaining 60% was paid in February 2026.

•	Clawback Policy. The Company adopted a clawback policy in accordance with the requirements of the NYSE.

•

No Tax Gross-ups. The Company does not have any contract or agreement with any NEO that provides for a tax gross-up payment, including those related to change in control payments subject to Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended.

•

Double-Trigger / Performance Vesting. Time-based awards under the SEACOR Marine Equity Incentive Plans contain a so-called “double-trigger” vesting provision, which generally provides that awards will not be accelerated upon a change in control of the Company if (i) an acquiror replaces or substitutes outstanding awards in accordance with the requirements of the SEACOR Marine Equity Incentive Plans, and (ii) a participant holding the replacement or substitute award is not involuntarily terminated within two years following the change in control. The award agreements for performance-based awards under the SEACOR Marine Equity Incentive Plans generally provide that, in the event of a change in control of the Company that occurs prior to the end of the completion of a three-year performance period, (i) any PRSUs that have been earned based on stock price performance (as measured during such performance period but prior to the change in control) will become vested as of the change in control, and (ii) any other PRSUs will be eligible to vest upon the change in control based on the value of the per share consideration received by the Company’s shareholders in relation to the applicable share price hurdles, with any PRSUs that do not become vested based on the foregoing being forfeited for no consideration.

•	Restrictions on Hedging or Pledging NEOs. The Company has adopted policies restricting hedging and pledging of Company securities by our NEOs.

•

No Change in Control Agreements with NEOs. Although the Executive Employment Agreements (described below) contain double-trigger severance protections in connection with a change in control, we do not maintain standalone change in control agreements with our NEOs.

Executive Compensation Philosophy and Objectives

The Compensation Committee’s compensation philosophy is that subjective consideration of the different elements of performance is necessary to provide the flexibility to make appropriate compensation decisions without solely relying on the use of formulas or benchmarking. Consequently, the Compensation Committee believes it is in the Company’s best interest to conduct its own research regarding executive compensation, which includes a review of executive compensation at companies with similar business lines to that of the Company and a review of compensation at other entities that compete with the Company to employ executives with skills and specialties similar to those possessed by the Company’s executives.

Oversight of Compensation Program

The Compensation Committee is responsible for overseeing our executive compensation programs. See the “Role of Compensation Committee” section of this Proxy Statement for more information on the role and responsibilities of the Compensation Committee.

Market Information

The Compensation Committee reviews reports on executive compensation trends issued by respected publications, and compiles compensation information through Equilar, proxy statements, compensation-related public disclosures, industry trade journals and other sources. The companies with similar lines of operating business considered in connection with the Compensation Committee’s compensation analysis include Bristow Group Inc., Dorian LPG Ltd., Forum Energy Technologies, Inc., Gulf Island Fabrication, Inc., Helix Energy Solutions Group, Inc., Innovex International, Inc., International Seaways, Inc., NPK International Inc., Oil States International, Inc., and Tidewater Inc. The Compensation Committee does not target any particular percentile or comparative level of compensation for executive officers. It does, however, assess the general competitiveness of proposed compensation levels in relation to the compensation paid by peer companies.

Role of Independent Compensation Consultant

Pursuant to its charter, the Compensation Committee is authorized to retain and terminate any compensation consultant, as well as any independent legal, financial or other advisors, as it deems necessary. For fiscal year 2025, the Compensation Committee elected to continue to retain Lyons, Benenson & Company Inc. (“LB&Co”) as its independent compensation consultant. LB&Co has acted as an independent compensation consultant to the Compensation Committee since 2017 and has assisted the Compensation Committee by providing research and analyses related to peer company data and related market practices as they pertain to executive and independent non-employee director compensation, upon periodic request by the Compensation Committee.

Prior to the retention of LB&Co, the Compensation Committee evaluated LB&Co’s independence from management, taking into consideration all relevant factors, including the six independence factors specified in the NYSE listing rules and applicable SEC requirements. The Compensation Committee concluded that LB&Co is independent and that its work for the Compensation Committee does not raise any conflicts of interest.

Role of Executive Officers in Compensation Decisions

In evaluating executive compensation, Mr. Gellert assists the Compensation Committee in reviewing the performance of his direct reports and their progress in meeting individual goals in relation to their peers, their respective scope of responsibility and the entire Company. The Compensation Committee typically meets in the latter part of each year and early the following year, and Mr. Gellert is invited to those meetings in order to help evaluate and recommend compensation for the Named Executive Officers (other than with respect to his own compensation), taking into account the following factors:

•	the Company’s corporate transactions, financial results and projections;

•	the individual performance of the Company’s executive officers; and

•	prevailing conditions in the job market.

Mr. Gellert does not participate in any decisions with respect to his own compensation.

Role of Compensation Committee

In making compensation decisions each year, the Compensation Committee considers the following factors:

•	market comparisons for cash and equity compensation;

•	the risk of not retaining an individual;

•	total compensation levels before and after the recommended compensation amounts;

•	compensation summaries for each executive that total the dollar value of all compensation-related programs, including annual salary, annual bonus, long-term compensation, and other benefits; and

•	target bonus opportunities included in each executive’s employment agreement.

The Compensation Committee also meets in executive session to consider the above factors for executives and to utilize these factors in evaluating Mr. Gellert’s proposed compensation and performance. Additional meetings of the Compensation Committee are held as appropriate to review and grant equity awards to newly hired employees or to current employees in connection with promotions within the Company.

Elements of 2025 Compensation

Annual Base Salary

The annual base salaries paid to the Named Executive Officers reflect the experience and skill required for executing the Company’s business strategy and overseeing its day-to-day operations. For 2025, the annual base salaries of each of Messrs. Gellert, Llorca, Everett and Rossmiller were $600,000, $375,000, $325,000 and $325,000, respectively. There have been no changes to annual base salaries of the Named Executive Officers since January 1, 2022.

Annual Bonus

Given the continued volatility in the Company’s stock price as well as commodity prices supporting the Company’s business, it was not realistic for the Compensation Committee to meaningfully design a formulaic annual bonus program for 2025. Following the end of 2025, the Compensation Committee determined that it was appropriate to award cash bonuses to the Named Executive Officers in respect of 2025 performance, after taking into consideration the following factors: (i) the individual contributions of the Named Executive Officers during 2025, including with respect to vessel transactions, securities repurchases, cost reduction initiatives, and other strategic matters, and (ii) the need to retain the Named Executive Officers given their collective industry knowledge and historical knowledge of the Company generally. After taking these factors into account, in early 2026 the Compensation Committee approved the payment of cash bonuses as follows: $750,000, $625,000, $525,000 and $450,000 for each of Mr. Gellert, Mr. Llorca, Mr. Everett and Mr. Rossmiller, respectively. 60% of such cash bonuses was paid in February 2026, and 20% of such cash bonuses will be paid in the first quarter of 2027 and 2028, respectively, subject in each case to the continued

employment of the Named Executive Officer. In the event that an NEO’s employment is terminated without “Cause” or an NEO resigns for “Good Reason” or upon the occurrence of a “Change in Control” (as such terms are defined in the applicable NEO’s employment agreement), then any unpaid portion of the 2025 annual cash bonus will be paid out in connection with such event.

Long-term Incentives

The SEACOR Marine Equity Incentive Plans authorize the Compensation Committee to provide equity-based or other incentive-based compensation for the purpose of attracting and retaining the Company and its affiliates’ directors, employees and certain consultants, and providing those directors, employees and consultants with incentive opportunities and rewards for superior performance. The types of awards under the SEACOR Marine Equity Incentive Plans may include stock options, stock appreciation rights, restricted stock and restricted stock units, performance awards and other stock-based awards.

The Compensation Committee established an equity-based compensation program for the Company in order to align the interests of senior employees with the Company’s long-term growth. In general, equity grants are made on dates previously established by the Compensation Committee and the Company does not time the release of non-public information for the purpose of affecting the value of equity awards.

On February 28, 2025, the Compensation Committee approved restricted stock and PRSU awards to the Named Executive Officers. The Compensation Committee introduced PRSUs to its long-term equity program in 2019 in order to better align the Named Executive Officers’ interests with the Company’s stock price by tying the vesting of such awards directly to stock price appreciation, and the Compensation Committee continued this practice in 2025.

The restricted stock awards vest ratably over three years beginning on March 4, 2026, subject to continued employment on each applicable vesting date, with exceptions for certain involuntary terminations. The PRSUs consist of five equal tranches, each of which will be earned if and when the closing price of one share of Common Stock equals or exceeds the specified stock price performance goal for such tranche for 60 consecutive trading days during the three-year performance period beginning on the grant date, provided that any earned PRSUs will not vest and be settled until the third anniversary of the grant date. In order for earned PRSUs to vest and be settled, the executive must remain employed by the Company on the third anniversary of the grant date, subject to exceptions for certain involuntary termination events that occur prior to the vesting date. The specified stock price performance goals for each tranche are $7.61, $8.66, $9.78, $10.89 and $11.94, respectively. The Compensation Committee did not approve any other equity awards to the Named Executive Officers during 2025.

Pursuant to the applicable award agreements, the restricted stock and PRSU awards vest subject to the executive’s continued employment with the Company on the applicable vesting date, subject to accelerated vesting upon the executive’s death or qualified retirement or upon termination by the Company without “Cause” (including for disability). Upon any such acceleration event, PRSUs that have been earned with respect to the stock price goal(s) will be settled on the third anniversary of the grant date, without regard to the executive’s employment with the Company as of such date.

The grant date fair value of the restricted stock and PRSU awards granted to each Named Executive Officer in 2025 is set forth in the table below:

Named Executive Officer	John Gellert ($)	Jesús Llorca ($)	Andrew H. Everett II ($)	Gregory Rossmiller ($)

Grant Date Fair Value of Restricted Shares	1,060,056	853,961	441,719	412,277

Grant Date Fair Value of PRSUs	300,266	241,885	125,122	116,782

In determining the applicable target value of restricted stock and PRSU awards, the Compensation Committee considered, among other factors, prior-year Company and individual performance, employee retention and incentives, and volatility in the Company’s stock price and the impact this volatility has on the tangible value of the NEOs’ equity awards. Consistent with prior years, the Compensation Committee determined that it would be appropriate to use a 60-day VWAP of the Company’s stock price for purposes of calculating the number of restricted stock and PRSU awards granted. For example, on February 28, 2025, the date the 2025 awards were granted, the closing market price of our Common Stock was $5.79, and the 60-day VWAP was $6.56. Given the Compensation Committee had previously decided to use a 60-day VWAP, the Compensation Committee determined it would not be appropriate to change its methodology based on the decreased market price on or around the grant date, because the Compensation Committee’s intent when it determined to use a 60-day VWAP was to smooth out potential stock price volatility. The grant date fair values of the Restricted Shares and PRSUs reflect the fact that the number of awards granted was based on a higher stock price (therefore yielding a lesser number of Restricted Shares and PRSUs than would have otherwise been granted had the closing market stock price on the grant date been used), and this number of shares is then multiplied by the closing stock price on the grant date (or otherwise incorporated into the Monte Carlo simulation with respect to the PRSUs), in order to calculate the grant date fair value from a financial reporting perspective. However, it is important to note that the grant date fair values reported in this Proxy Statement do not necessarily correlate to the value realized by the NEOs, because the value ultimately realized from these awards will be based on (i) satisfaction of the underlying vesting conditions, and (ii) the Company’s market stock price when such awards vest.

Performance Results of 2022 PRSUs. On March 11, 2025, 100% of the PRSUs granted in 2022 were determined to have been achieved based on stock price performance during the three-year performance period over 2022-2025, and were settled in accordance with their terms.

Performance Results of 2023 PRSUs. On March 7, 2026, 20% of the PRSUs granted in 2023 were determined to have been achieved based on stock price performance during the three-year performance period over 2023-2026, and were settled in accordance with their terms. The remaining 80% of the PRSUs granted in 2023 were forfeited without consideration.

Performance Results of 2024 PRSUs. The three-year performance period with respect to PRSUs granted on March 4, 2024 ends on March 4, 2027. As of December 31, 2025, none of the specified stock price performance goals were satisfied for these PRSUs.

Performance Results of 2025 PRSUs. The three-year performance period with respect to PRSUs granted on February 28, 2025 ends on February 28, 2028. As of December 31, 2025, none of the specified stock price performance goals were satisfied for these PRSUs.

Stock Ownership Guidelines

The Compensation Committee has adopted Stock Ownership Guidelines (the “Ownership Guidelines”) for executive officers at the Senior Vice President level or higher. Each executive officer subject to the Ownership Guidelines is expected to hold Company stock, including unvested restricted shares, with a value equal to a multiple of his or her annual base salary, as follows:

Officers	Holding Requirement

Chief Executive Officer	5X annual base salary

Executive Vice President	3X annual base salary

Senior Vice President	2X annual base salary

Neither unvested PRSUs nor options count toward satisfaction of the Ownership Guidelines. Officers subject to the Ownership Guidelines are expected to comply within five years from the date the individual is named to a participating position. As of February 28, 2026, all NEOs have met the stock ownership requirements.

In addition to the above stock ownership guidelines, in connection with the adoption of the 2025 Equity Incentive Plan, the Compensation Committee approved a minimum stock holding period with respect to shares of common stock issued to our CEO pursuant to the exercise of stock options or vesting of restricted shares or PRSUs, which requires the CEO to hold at least 50% of such shares of common stock (net of any shares disposed of in connection with the payment of an exercise or purchase price or satisfaction of any tax withholding obligations) for at least 12 months following the issuance date. This requirement is intended to even further align our CEO’s long-term interests with those of stockholders.

Clawback Policy

The award agreements applicable to any stock options, restricted stock and PRSU awards granted to the Named Executive Officers in years 2017 through 2026 provide that the shares of Common Stock underlying such awards are subject to recoupment under any existing clawback policy or any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 or other applicable laws.

The Compensation Committee adopted a Clawback Policy intended to comply with the listing requirements of the NYSE. The Clawback Policy requires the Company to clawback erroneously awarded incentive compensation “received” (i.e., earned) by the covered officers during the three fiscal years that precede the date on which the Company determines it is required to prepare a “Big R” or “little r” accounting restatement. The Clawback Policy applies to those current and former officers who are subject to Section 16(a) of the Exchange Act, and applies to incentive-based compensation (i.e., compensation that is earned in whole or in part based on the attainment of financial performance measures). A copy of the Clawback Policy is included as an exhibit in the Company’s 2025 Annual Report on Form 10-K filed with the SEC on February 25, 2026.

Policy Against Pledging and Hedging Company Securities

The Company has adopted policies restricting hedging and pledging of Company securities by our directors, senior officers and employees. The Board has designated Andrew H. Everett II, Senior Vice President, General Counsel and Secretary as the Company’s compliance officer (the “Compliance Officer”). The Compliance Officer, along with other members of the compliance committee designated by the Board (the “Compliance Committee”), will review and either approve or prohibit all proposed trades of Common Stock by directors and executive officers and trades by specified employees outside of trading windows in accordance with the Company’s Insider Trading and Tipping Procedures and Guidelines.

Certain forms of hedging or monetization transactions allow directors, executive officers, employees, and members of the households and dependents of such persons (“Covered Persons”) to continue to own covered securities, but without the full risks and rewards of ownership. When that occurs, Covered Persons may no longer have the same objectives as the Company’s other stockholders. Therefore, Covered Persons are prohibited from engaging in such transactions. Any person wishing to enter into such an arrangement must first pre-clear the proposed transaction with the Compliance Committee. Any request for pre-clearance of a hedging or similar arrangement must be submitted to the Compliance Officer at least two weeks prior to the proposed execution of documents evidencing the proposed transaction and must set forth a justification for the proposed transaction.

Retirement Plans

The Company’s eligible U.S.-based employees may participate in the SEACOR Marine 401(k) Plan, a Company sponsored defined contribution plan (“SEACOR Marine 401(k) Plan”). For 2025, the Company matched employee contributions to the SEACOR Marine 401(k) Plan in the amount of 100% of the first 2.0% of an employee’s eligible compensation that the employee contributed to the SEACOR Marine 401(k) Plan, and 50% of the next 4% of the employee’s eligible compensation that the employee contributed to the SEACOR Marine 401(k) Plan, for a total match of 4% of such employee’s eligible compensation, subject to applicable limitations.

Compensation Risk Assessment
The Compensation Committees believes that the performance goals and incentive program structures generally established under the Company’s executive, annual and long-term incentive programs do not contribute to excessive risk taking by our senior executives or employees. The Company’s compensation programs are balanced, rewarding both short-term and long-term performance, with a balanced focus on stock price, operational and individual performance. The Compensation Committee is actively engaged in establishing compensation programs and payout opportunities, monitoring those systems during the year and using discretion in making rewards, as necessary. As a result of the procedures and practices described above, the Compensation Committee believes that the Company’s compensation policies and practices for its employees do not encourage risk taking that is reasonably likely to have a material adverse effect on the Company.
Equity Grant Practices
The Compensation Committee seeks to approve annual grants of equity-based awards on or about the same time each year (generally in March for executive officers and June for non-employee
directors) and does not time equity grants to coincide with the release of material non-public
information. All grants of equity-based awards (including
off-cycle
awards) are approved by the Compensation Committee either at a meeting of the Compensation Committee or by unanimous written consent. In recent years, the Compensation Committee has adopted a practice of using a multi-day,
VWAP in order to calculate the number of equity-based awards to be made to our NEOs. The Compensation Committee believes that using a VWAP price, rather than a single-day
closing price, mitigates the impact that stock volatility could potentially have on the number of awards granted. Currently the Company’s equity-based program does not include grants of stock options. The exercise price per share of stock options granted in prior years is equal to the closing price of a share of Common Stock on the grant date.
Employment Agreements; Change in Control Provisions
Each of the NEOs are party to an employment agreement with the Company, the terms of which are described in the “Employment Contracts/Termination of Employment/Change in Control” section of this Proxy Statement (the “Executive Employment Agreements”). Although the Executive Employment Agreements contain double-trigger severance protections in the event of a “Change in Control,” the Company does not maintain standalone change in control agreements with our NEOs.
Time-based awards under the SEACOR Marine Equity Incentive Plans contain a so-called
“double-trigger” vesting provision, which generally provides that awards will not be accelerated upon a change in control of the Company if (i) an acquiror replaces or substitutes outstanding awards in accordance with the requirements of the SEACOR Marine Equity Incentive Plans, and (ii) a participant holding the replacement or substitute award is not involuntarily terminated within two years following the change in control. The award agreements for performance-based awards under the SEACOR Marine Equity Incentive Plans generally provide that, in the event of a change in control of the Company that occurs prior to the end of the completion of a
3-year
performance period, (i) any PRSUs that have been earned based on stock price performance (as measured during such performance period but prior to the change in control) will become vested as of the change in control, and (ii) any other PRSUs will be eligible to vest upon the change in control based on the value of the per share consideration received by the Company’s shareholders in relation to the applicable share price hurdles, with any PRSUs that do not become vested based on the foregoing being forfeited for no consideration.
Tax Considerations
Section 162(m) of the Internal Revenue Code generally places a $1 million annual deduction limit on compensation paid by public companies to certain executive officers. While the Compensation Committee considers the deductibility of awards as one factor in determining executive compensation, it is not the sole or primary factor considered. The Compensation Committee also looks at other factors in making its decisions and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by the Company for tax purposes.

COMPENSATION TABLES

SUMMARY COMPENSATION TABLE

The following table sets forth certain compensation information for the Company’s Named Executive Officers in respect of the fiscal years ended December 31, 2025 and 2024:

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)

John Gellert	2025	600,000	750,000	1,360,322	14,000	2,724,322
President and Chief Executive Officer	2024	600,000	600,000	2,544,534	13,800	3,758,334

Jesús Llorca	2025	375,000	625,000	1,095,846	14,000	2,109,846
Executive Vice President and Chief Financial Officer	2024	375,000	500,000	2,049,828	13,800	2,938,628

Andrew H. Everett II	2025	325,000	525,000	566,841	14,000	1,430,841
Senior Vice President, General Counsel and Secretary	2024	325,000	420,000	1,060,295	13,800	1,819,095

Gregory Rossmiller	2025	325,000	450,000	529,058	14,000	1,318,058
Senior Vice President and Chief Accounting Officer	2024	325,000	360,000	989,617	13,800	1,688,417

(1)

The amounts shown for 2024 and 2025 represent cash bonuses awarded in 2025 and 2026, respectively. 60% of the cash bonus in respect of 2024 was paid in February 2025, 20% of such cash bonus was paid in February 2026, and the remaining 20% of such cash bonus will be paid in the first quarter of 2027, subject in each case to the continued employment of the Named Executive Officer. 60% of the cash bonus in respect of 2025 was paid in February 2026, and 20% of such cash bonus will be paid in the first quarter of 2027 and 2028, respectively, subject in each case to the continued employment of the Named Executive Officer. In the event that an NEO’s employment is terminated without “Cause” or an NEO resigns for “Good Reason” or upon the occurrence of a “Change in Control” (as such terms are defined the applicable NEO’s employment agreement), then any unpaid portion of the 2024 and 2025 annual bonus will be paid out in connection with such event.

(2)

The dollar amount of restricted stock and PRSUs set forth in this column reflects the aggregate grant date fair value of restricted stock and PRSU awards in accordance with the FASB ASC Topic 718 without regard to forfeitures. The grant date fair value of each PRSU award was determined based on a Monte Carlo simulation of the specified stock price performance goals for each tranche the PRSUs, volatility of the Company’s Common Stock, a risk-free rate and a performance measurement period of three years. Discussion of the policies and assumptions used in the calculation of the grant date fair value of the restricted stock and PRSUs granted during 2024 are set forth in Note 13 of the Consolidated Financial Statements included in the Company’s 2024 Annual Report on Form 10-K filed with the SEC on February 26, 2025. Discussion of the policies and assumptions used in the calculation of the grant date fair value of the restricted stock and PRSUs granted during 2025 are set forth in Note 13 of the Consolidated Financial Statements included in the Company’s 2025 Annual Report on Form 10-K filed with the SEC on February 25, 2026.

(3)	For Messrs. Gellert, Llorca, Everett and Rossmiller, this amount represents the Company’s matching contributions under the Company’s tax-qualified 401(k) savings plan.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END (2025)

The following table sets forth certain information with respect to outstanding equity awards at December 31, 2025, held by the Named Executive Officers.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (Exercisable) (#)	Number of Securities Underlying Unexercised Options (Unexercisable) (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units that Have Not Vested(4) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(8) ($)

John Gellert
	150,000	—	12.50	11/22/2027	48,781	(1)	293,662	47,810	(5)	287,816
	10,000	—	22.04	4/24/2028	106,200	(2)	639,324	62,655	(6)	377,183
	10,000	—	22.95	4/24/2028	183,084	(3)	1,102,166	80,285	(7)	483,316
	10,000	—	22.38	4/24/2028	—		—	—		—
	10,000	—	11.76	4/24/2028	—		—	—		—
	8,750	—	13.28	4/16/2029	—		—	—		—
	8,750	—	14.31	4/16/2029	—		—	—		—
	8,750	—	13.98	4/16/2029	—		—	—		—
	8,750	—	13.22	4/16/2029	—		—	—		—
	8,750	—	6.97	3/5/2030	—		—	—		—
	26,250	—	4.39	3/5/2030	—		—	—		—
Jesús Llorca
	75,000	—	12.50	11/22/2027	39,296	(1)	236,562	38,515	(5)	231,860
	6,250	—	22.04	4/24/2028	85,552	(2)	515,023	50,475	(6)	303,860
	6,250	—	22.95	4/24/2028	147,489	(3)	887,884	64,675	(7)	389,344
	6,250	—	22.38	4/24/2028	—		—	—		—
	6,250	—	11.76	4/24/2028	—		—	—		—
	6,250	—	13.28	4/16/2029	—		—	—		—
	6,250	—	14.31	4/16/2029	—		—	—		—
	6,250	—	13.98	4/16/2029	—		—	—		—
	6,250	—	13.22	4/16/2029	—		—	—		—
	6,250	—	6.97	3/5/2030	—		—	—		—
	18,750	—	4.39	3/5/2030	—		—	—		—

Andrew H. Everett II
	35,000	—	15.79	1/22/2028	20,326	(1)	122,363	19,920	(5)	119,918
	2,500	—	22.04	4/24/2028	44,252	(2)	266,397	26,110	(6)	157,182
	2,500	—	22.95	4/24/2028	76,290	(3)	459,266	33,455	(7)	201,399
	2,500	—	22.38	4/24/2028	—		—	—		—
	2,500	—	11.76	4/24/2028	—		—	—		—
	3,750	—	13.28	4/16/2029	—		—	—		—
	3,750	—	14.31	4/16/2029	—		—	—		—
	3,750	—	13.98	4/16/2029	—		—	—		—
	3,750	—	13.22	4/16/2029	—		—	—		—
	3,750	—	6.97	3/5/2030	—		—	—		—
	11,250	—	4.39	3/5/2030	—		—	—		—

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (Exercisable) (#)	Number of Securities Underlying Unexercised Options (Unexercisable) (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units that Have Not Vested(4) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(8) ($)

Gregory Rossmiller
	25,000	—	22.04	4/24/2028	18,971	(1)	114,205	18,595	(5)	111,942
	3,750	—	13.28	4/16/2029	41,302	(2)	248,638	24,370	(6)	146,707
	3,750	—	14.31	4/16/2029	71,205	(3)	428,654	31,225	(7)	187,975
	3,750	—	13.98	4/16/2029	—		—	—		—
	3,750	—	13.22	4/16/2029	—		—	—		—
	3,750	—	6.97	3/5/2030	—		—	—		—
	11,250	—	4.39	3/5/2030	—		—	—		—

(1)	These restricted shares vested on March 4, 2026.

(2)

These restricted shares vest in equal installments on March 4 of 2026 and 2027, assuming continued employment with the Company on the applicable vesting date, subject to earlier vesting in connection with certain involuntary termination events.

(3)

These restricted shares vest in equal installments on March 4 of 2026, 2027 and 2028, assuming continued employment with the Company on the applicable vesting date, subject to earlier vesting in connection with certain involuntary termination events.

(4)	The amounts set forth in this column equal the number of shares of restricted stock indicated multiplied by the closing price of the Company’s Common Stock on December 31, 2025, which was $6.02.

(5)

These PRSUs consist of five equal tranches, each of which will be earned if and when the closing price of one share of Common Stock equals or exceeds the specified stock price performance goal for such tranche for 60 consecutive trading days during the three-year performance period beginning on March 7, 2023, provided that any earned PRSUs will not be settled until the third anniversary of the grant date, subject to satisfaction of the service-based vesting requirements set forth in the award agreement. The specified stock price performance goals for each tranche are $11.61, $13.21, $14.91, $16.62 and $18.22, respectively. As of December 31, 2025, the stock price performance goals were satisfied for one tranche of these PRSUs. On March 7, 2026, one tranche of these PRSUs were settled by delivery of shares of Common Stock to the grantee in accordance with the terms of such PRSUs. The remaining tranches of these PRSUs were forfeited without consideration.

(6)

These PRSUs consist of five equal tranches, each of which will be earned if and when the closing price of one share of Common Stock equals or exceeds the specified stock price performance goal for such tranche for 60 consecutive trading days during the three-year performance period beginning on March 4, 2024, provided that any earned PRSUs will not be settled until the third anniversary of the grant date, subject to satisfaction of the service-based vesting requirements set forth in the award agreement. The specified stock price performance goals for each tranche are $13.29, $15.13, $17.08, $19.02 and $20.86, respectively. As of December 31, 2025, none of the stock price performance goals were satisfied for these PRSUs.

(7)	These PRSUs consist of five equal tranches, each of which will be earned if and when the closing price of one share of Common Stock equals or exceeds the specified stock price performance goal for such tranche for 60 consecutive trading days during the three-year performance period beginning on February 28, 2025, provided that any earned PRSUs will not be settled until the third anniversary of the grant date, subject to satisfaction of the service-based vesting requirements set forth in the award agreement. The specified stock price performance goals for each tranche are $7.61, $8.66, $9.78, $10.89 and $11.94, respectively. As of December 31, 2025, none of the stock price performance goals were satisfied for these PRSUs.

(8)	The amounts set forth in this column equal the number of PRSUs indicated multiplied by the closing price of the Company’s Common Stock on December 31, 2025, which was $6.02.

EMPLOYMENT CONTRACTS/TERMINATION OF EMPLOYMENT/CHANGE IN CONTROL

In connection with a review of the Company’s executive compensation arrangements conducted during 2019, the Compensation Committee approved executive employment agreements for each of Messrs. Gellert, Llorca, Everett and Rossmiller (the “Executive Employment Agreements”), which agreements were executed and became effective on November 5, 2019.

The Executive Employment Agreements set forth the then-current base salary of each of Messrs. Gellert, Llorca, Everett and Rossmiller, and provides that each of them will have a target annual bonus opportunity equal to 100% of the executive’s base salary as in effect from time to time.

Upon a termination of employment by the Company without “Cause” or resignation by the executive for “Good Reason” (as such terms are defined in the Executive Employment Agreements) (each, a “Qualifying Termination”), each executive will be eligible to receive the following severance benefits: (i) a lump sum payment equal to a multiple of the executive’s base salary (2.0x for Mr. Gellert, 1.75x for Mr. Llorca and 1.5x for Messrs. Everett and Rossmiller), (ii) a lump sum amount equal to the average annual cash incentive bonus paid to the executive in respect of the last three calendar years prior to the year in which the executive’s termination of employment occurred, (iii) a pro-rated annual bonus payable in respect of the year in which the termination occurs, based on actual achievement of the applicable performance goals, and pro-rated based on the number of days the executive was employed by the Company during the calendar year in which the termination occurs, (iv) a lump sum cash payment based on the employer portion of the monthly cost of maintaining health benefits for the executive and his eligible dependents for a period of time following the executive’s termination of employment (24 months for Mr. Gellert, 21 months for Mr. Llorca and 18 months for Messrs. Everett and Rossmiller), and (v) immediate vesting of the unvested portion of certain equity awards, and an extended exercise period for the executive’s outstanding stock options.

If a Qualifying Termination occurs within two years following a “Change in Control” (as such term is defined in the Executive Employment Agreement), the executive will be eligible to receive the same benefits described above, except that the bonus amount described in subsection (ii) above will be no less than the executive’s target annual bonus for the year in which the termination occurs.

The executives’ receipt of the severance benefits described above are subject to the executive’s execution and non-revocation of an effective release of claims. The Executive Employment Agreements also provide for certain non-competition, non-solicitation and non-disparagement provisions that apply following a termination of employment. These benefits are in addition to benefits available generally to salaried employees, such as distributions under the Company’s 401(k) savings plan, disability benefits and accrued vacation pay.

POTENTIAL PAYMENTS UPON DEATH, DISABILITY, QUALIFIED RETIREMENT, TERMINATION WITHOUT CAUSE OR IN CONNECTION WITH A CHANGE IN CONTROL

The following table sets forth the potential payments and the acceleration of stock options, restricted stock and PRSUs upon the termination of employment of the employee, or the occurrence of a “Change in Control,” in each case, as of December 31, 2025.

Name	Termination for Cause or Resignation without Good Reason(1) ($)	Termination without Cause or Resignation for Good Reason ($)	Death or Qualified Retirement ($)	Disability(1) ($)	Change in Control(2) ($)

John Gellert
Severance Payments(3)	—	1,246,642	—	—	1,246,642
Annual Incentive(4)	—	1,120,000	—	—	1,120,000
Stock Options(5)	—	—	—	—	—
Restricted Stock(6)	—	2,035,151	2,035,151	2,035,151	2,035,151
PRSUs(7)	—	57,563	57,563	57,563	57,563
TOTAL	—	4,459,356	2,092,715	2,092,715	4,459,356

Jesús Llorca
Severance Payments(3)	—	697,061	—	—	697,061
Annual Incentive(4)	—	933,333	—	—	933,333
Stock Options(5)	—	—	—	—	—
Restricted Stock(6)	—	1,639,469	1,639,469	1,639,469	1,639,469
PRSUs(7)	—	46,372	46,372	46,372	46,372
TOTAL	—	3,316,236	1,685,841	1,685,841	3,316,236

Andrew H. Everett II
Severance Payments(3)	—	512,260	—	—	512,260
Annual Incentive(4)	—	784,000	—	—	784,000
Stock Options(5)	—	—	—	—	—
Restricted Stock(6)	—	848,025	848,025	848,025	848,025
PRSUs(7)	—	23,984	23,984	23,984	23,984
TOTAL	—	2,168,269	872,009	872,009	2,168,269

Gregory Rossmiller
Severance Payments(3)	—	522,481	—	—	522,481
Annual Incentive(4)	—	672,000	—	—	672,000
Stock Options(5)	—	—	—	—	—
Restricted Stock(6)	—	791,498	791,498	791,498	791,498
PRSUs(7)	—	22,388	22,388	22,388	22,388
TOTAL	—	2,008,367	813,886	813,886	2,008,367

(1)

Pursuant to the terms of each NEO’s employment agreement, if the NEO’s employment terminates as a result of disability or if the NEO resigns without “Good Reason,” the Company may elect to pay a certain amount of severance in exchange for the NEO agreeing not to compete for a period of six months. As this election is solely in the discretion of the Company, such payments are not included in the table above.

(2)

As the Company’s equity awards, as well as each NEO’s employment, provide for double-trigger change in control provisions, the dollar amount in this column is based on the assumption that a change in control occurs that is subsequently followed by an involuntary termination of the NEO.

(3)

Pursuant to the terms of each NEO’s employment agreement, the dollar amount in this row reflects the amount to paid to the NEO based on a multiple of such NEO’s annual base salary as well as the amount to be paid in respect of a certain period of health benefits.

(4)

The Annual Incentive dollar amount in this row reflects (i) pursuant to the terms of each NEO’s employment agreement, the average annual cash bonus of such NEO in respect of, 2023, 2024 and 2025, and (ii) the remaining annual installments of the annual cash bonus previously earned in respect of 2024 and 2025 as described above.

(5)

As of December 31, 2025, there were no unvested stock options held by any NEO that would accelerate upon the death, disability, qualified retirement or termination without “Cause” of the employee, or, assuming no replacement awards were provided, upon the occurrence of a “Change in Control.”

(6)

The dollar amount in this row reflects the closing price of the Company’s Common Stock on December 31, 2025, which was $6.02, for unvested shares of the Company’s Common Stock that would accelerate upon the death, disability, qualified retirement or termination without “Cause” of the employee, or, assuming no replacement awards were provided, upon the occurrence of a “Change in Control.”

(7)

The dollar amount in this row reflects the closing price of the Company’s Common Stock on December 31, 2025, which was $6.02, for each PRSU that is earned as of such date based on the specified stock price performance goal of such tranche of PRSUs and that would accelerate upon the death, disability, qualified retirement or termination without “Cause” of the employee or upon the occurrence of a “Change in Control.” As of December 31, 2025, the stock price performance goal of $11.61 was satisfied for one tranche of the PRSUs granted in 2023 and no other PRSUs were earned.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding the Company’s equity compensation plans as of December 31, 2025.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (A)	Weighted-average exercise price of outstanding options, warrants and rights (B)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A)) (C)

Equity compensation plans approved by security holders	1,008,865	$12.67	747,296

Equity compensation plans not approved by security holders	—	—	—

Total	1,008,865	$12.67	747,296

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and Item 402(v) of Regulation
S-K,
we are providing the following information about the relationship between executive compensation actually paid and the financial performance of the Company.

Year	Summary Compensation Table Total for PEO (1) ($)	Compensation Actually Paid to PEO (2) ($)	Average Summary Compensation Table Total for Non-PEO NEOs (3) ($)	Value of Initial Fixed $100 Investment Based On:		Net (Loss) Income (6) (millions) ($)
				Average Compensation Actually Paid to Non-PEO NEOs (4) ($)	Total Shareholder Return (5) ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2025	2,724,322	2,204,680	1,619,582	1,349,853	66	(27.8)
2024	3,758,334	597,286	2,148,713	496,085	72	(78.1)
2023	3,253,217	5,015,116	1,903,231	2,746,633	137	(9.3)

(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Gellert (our Chief Executive Officer (PEO)) for each corresponding year in the “Total” column of the Summary Compensation Table.

(2)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Gellert, as computed in accordance with Item 402(v) of Regulation
S-K.
The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Gellert during the applicable year. In accordance with the requirements of Item 402(v) of Regulation
S-K,
the following adjustments were made to Mr. Gellert’s total compensation for each year to determine the “compensation actually paid”:

Year	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Equity Awards (a) ($)	Equity Award Adjustments (b) ($)	Compensation Actually Paid to PEO ($)

2025	2,724,322	(1,360,322)	840,680	2,204,680

2024	3,758,334	(2,544,534)	(616,514)	597,286

2023	3,253,217	(1,890,017)	3,651,916	5,015,116

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year. There were no “Option Awards” granted in respect of the applicable years.

(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end
fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year, (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year, and (iii) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)

2025	1,369,515	(217,322)	—	(311,513)	—	—	840,680

2024	1,168,438	(1,719,684)	—	(65,269)	—	—	(616,514)

2023	2,287,569	1,162,270	—	220,957	(18,880)	—	3,651,916

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s NEOs as a group (excluding Mr. Gellert) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs included for purposes of calculating the average amounts for each of 2023, 2024 and 2025 were Jesús Llorca, Andrew H. Everett II and Gregory Rossmiller.

(4)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Gellert), as computed in accordance with Item 402(v) of Regulation
S-K.
The dollar amounts do not reflect the actual average amount of compensation earned by or paid to these NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation
S-K,
the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Gellert) for each year to determine the “compensation actually paid,” using the same methodology described above in Note (2)(b):

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Average Reported Value of Equity Awards ($)	Average Equity Award Adjustments (a) ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)

2025	1,619,582	(730,582)	460,853	1,349,853

2024	2,148,713	(1,366,580)	(286,048)	496,085

2023	1,903,231	(1,015,031)	1,858,433	2,746,633

(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards ($)	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Average Equity Award Adjustments ($)

2025	735,519	(116,717)	—	(157,949)	—	—	460,853

2024	627,521	(882,758)	—	(30,811)	—	—	(286,048)

2023	1,228,536	537,073	—	100,558	(7,733)	—	1,858,433

(5)
Cumulative total shareholder return is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. The “measurement period” is the period beginning at the measurement point established by the market close on the last trading day before fiscal year 2023, through and including the end of the fiscal year for which cumulative total shareholder return is being calculated.

(6)	The dollar amounts reported represent the amount of net income (loss) as reported in the Company’s audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay versus Performance Table
In accordance with Item 402(v) of Regulation
S-K,
the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.
Compensation Actually Paid vs. Cumulative Company Total Shareholder Return (“TSR”)

Compensation Actually Paid vs. Net Income

RELATED PARTY TRANSACTIONS

Related Party Transactions Policy

The Company has established a written policy for the review and approval or ratification of transactions with Related Parties (the “Related Party Transactions Policy”) to assist it in reviewing transactions that exceed the thresholds for disclosure established under Item 404(a) of Regulation S-K promulgated by the SEC (“Related Party Transactions”) involving the Company and its subsidiaries and Related Parties (as defined below). Examples include, among other things, sales, purchases or transfers of real or personal property, use of property or equipment by lease or otherwise, services received or furnished, borrowing or lending (including guarantees), and employment by the Company of an immediate family member of a Related Party or a change in the material terms or conditions of employment of such an individual.

The Related Party Transactions Policy supplements the Company’s other conflict of interest policies set forth in the Company’s Corporate Governance Guidelines, its Code of Business Conduct and Ethics and its other internal procedures. A summary description of the Related Party Transactions Policy is set forth below.

For purposes of the Related Party Transactions Policy, a “Related Party” includes the Company’s directors, director nominees and members of management since the beginning of the Company’s last fiscal year, beneficial owners of 5.0% or more of any class of the Company’s voting securities and members of their respective Immediate Family (as defined in the Related Party Transactions Policy), as well as the Company’s affiliates, investees, trusts for the benefit of employees and other parties with which the Company may deal if one party can control or significantly influence the management or operating policies of the Company.

The Related Party Transactions Policy provides that Related Party Transactions must be approved or ratified by the Audit Committee. The Board has delegated to the Audit Committee the review and, when appropriate, approval or ratification of Related Party Transactions. Upon the presentation of a proposed Related Party Transaction, the Related Party is excused from participation and voting on the matter. In approving, ratifying or rejecting a Transaction, the Audit Committee will consider such information as it deems important to conclude if the transaction is fair and reasonable to the Company.

Whether a Related Party’s interest in a Related Party Transaction is material or not will depend on all facts and circumstances, including whether a reasonable investor would consider the Related Party’s interest in the Related Party Transaction important, together with all other available information, in deciding whether to buy, sell or hold the Company’s securities. In administering this policy, the Board or the relevant committee will be entitled (but not required) to rely upon such determinations of materiality by the Company’s management.

The following factors are taken into consideration in determining whether to approve or ratify a Related Party Transaction with a Related Party:

•	the Related Party’s relationship to the Company and interest in the Related Party Transaction;

•	the approximate dollar value of the Related Party Transaction;

•	the approximate dollar value of the amount of the Related Party’s interest in the Related Party Transaction;

•	whether the Related Party Transaction was undertaken in the ordinary course of business of the Company;

•	whether the Related Party Transaction is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to the Company, of the Related Party Transaction;

•	required public disclosures, if any; and

•

any other information regarding the Related Party Transaction or the Related Party in the context of the proposed related transaction that would be material to investors in light of the particular circumstances.

The following arrangements will not generally give rise to Related Party Transactions with a Related Party for purposes of the Related Party Transactions Policy given their nature, size and/or degree of significance to the Company:

•

any employment by the Company of an executive officer of the Company or any of its subsidiaries if the compensation is approved (or recommended to the Board for approval) by the Company’s Compensation Committee;

•

any compensation paid to a director if the compensation is consistent with the Company’s director compensation policies and is required to be reported in the Company’s proxy statement under Item 402 of Regulation S-K; and

•

any transaction where the Related Party’s interest arises solely from the ownership of the Company’s Common Stock and all holders of the Company’s Common Stock received the same benefit on a pro rata basis (e.g., dividends).

Transactions with Carlyle

On April 4, 2025, the Company purchased from certain funds affiliated with Carlyle (the “Carlyle Investors”), 1,355,761 shares of Common Stock, at $4.90 per share, and warrants to purchase 1,280,195 shares of Common Stock at an exercise price of $0.01 per share, at $4.89 per warrant, representing approximately 9.1% of the outstanding shares of Common Stock assuming the full exercise of the warrants (the “Securities Repurchase”). The aggregate purchase price was approximately $12.9 million, with the per share and warrant price negotiated based on a trailing volume weighted average price. After giving effect to the Securities Repurchase, the Company no longer has any warrants to purchase Common Stock outstanding. The Company used net proceeds from a vessel sale to complete the Securities Repurchase.

Transactions with CME

Mr. Alfredo Miguel Bejos, a member of the Board, currently serves as president and chief executive officer of Proyectos Globales de Energía y Servicios CME, S.A. de C.V. (“CME”). Mantenimiento Express Maritimo, S.A.P.I. de C.V. (“MexMar”) is an affiliate of CME. In accordance with the Related Transaction Policy, the Audit Committee has adopted guidelines for addressing ongoing CME-related transactions (“Guidelines for Addressing Ongoing CME-Related Transactions”), and Mr. Miguel recuses himself from the Audit Committee and Board deliberations with respect to such matters.

In September 2022, as part of the Company’s exit from a variety of joint ventures with CME, including MexMar, that were subject to the oversight of, and received advance approval from, the Audit Committee as related party transactions subject to the Company’s Related Party Transaction Policy, the PSV SEACOR Marlin was bareboat chartered by SEACOR Marlin LLC, a wholly owned subsidiary of the Company, to MexMar pursuant to a certain bareboat charter agreement. During 2025, the Company earned charter revenue of $3.2 million from MexMar with respect to such bareboat charter. In addition, during 2025 the Company charged MexMar a management fee of $250,000 for the period of January 2025 through October 2025, after which this management arrangement and related fee were terminated.

PROPOSAL NO. 2 ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION (“SAY ON PAY”)

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers, as disclosed in this Proxy Statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “Say on Pay,” gives stockholders the opportunity, on an advisory basis, to approve or vote against Named Executive Officer compensation, or abstain from voting with respect to such proposal. At our 2023 annual meeting, our stockholders approved, on an advisory basis, a frequency of “every year” for casting advisory votes to approve named executive officer compensation The next say-on-frequency vote is expected to occur at our 2029 annual meeting of stockholders.

Our executive compensation program is designed to enhance stockholder value by focusing on performance factors that align with our strategic objects; attract, motivate and retain highly-qualified executives committed to the Company’s long-term success; and provide competitive salaries relative to their peers. To that end, we provide a program of cash and equity-based awards to promote executive continuity, to align the interests of the Company’s executives with those of our stockholders and to reward executives for superior performance.

We urge stockholders to read the “Compensation Discussion and Analysis” section of this Proxy Statement, which describes the Company’s executive compensation programs and the decisions made by the Compensation Committee and the Board with respect to the year ending December 31, 2025.

The Board is asking stockholders to approve the following advisory resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s Proxy Statement, including the Executive Compensation, compensation tables and narrative discussion contained therein, is hereby approved.”

Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to any Named Executive Officer and will not be binding on or overrule any decisions of the Company, the Board or the Compensation Committee; it will not create or imply any change to the fiduciary duties of, or create or imply any additional duties for, the Company, the Board or the Compensation Committee; and it will not restrict or limit the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation. Although non-binding, the Board and the Compensation Committee will review and consider the voting results in their entirety when making future decisions regarding our executive compensation program.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board recommends that stockholders ratify the appointment of Grant Thornton LLP (“Grant Thornton”), independent registered public accounting firm to audit the accounts of the Company and its subsidiaries for the fiscal year ending December 31, 2025. The appointment of Grant Thornton was recommended to the Board by its Audit Committee.

Grant Thornton has been the Company’s independent registered public accounting firm since June 12, 2017, and the Audit Committee believes that the continued retention of Grant Thornton as the Company’s independent registered public accounting firm is in the best interest of the Company and its stockholders.

Representatives of Grant Thornton will be virtually present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to stockholder questions after the conclusion of the Annual Meeting.

The affirmative vote of the holders of a majority in voting power of the Common Stock represented virtually or by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of Grant Thornton.

Independent Registered Public Accounting Firm Fee Information

Fees for professional services provided by Grant Thornton for the years ended December 31 were as follows:

	2025 ($)	2024 ($)

Audit Fees	1,589,748	1,598,070

Audit-Related Fees	—	—

Tax Fees	14,272	13,861

All Other Fees	—	—

Total	1,604,020	1,611,931

Audit Fees. These fees include professional services provided in connection with the audit of the Company’s financial statements, review of the Company’s quarterly financial statements, and services provided in connection with other statutory and regulatory filings or engagements for the fiscal years shown.

Audit-Related Fees. Grant Thornton did not perform any audit-related services for the Company in fiscal year 2025 or 2024.

Tax Fees. These fees include services in connection with the preparation and filing of tax returns in jurisdictions outside the United States.

All Other Fees. Grant Thornton did not charge the Company for any non-audit services in fiscal year 2025 or 2024.

The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of our independent registered public accountants. All services described in the foregoing table were approved in conformity with the Audit Committee’s pre-approval process.

Pre-approval Policy for Services of Independent Registered Public Accounting Firm. The Audit Committee’s policy is to pre-approve all audit services, audit-related services and other services permitted by law provided by the independent registered public accounting firm. In accordance with that policy, the Audit Committee annually reviews and approves a list of specific services and categories of services, including audit, audit related, tax, and other permitted services, for the current or upcoming fiscal year, subject to specified terms and cost levels. Any service not included in the approved list of services or any modification to previously approved services, including changes in fees, must be specifically pre-approved by the Audit Committee. Where proposed additions or modifications relate to tax and all other non-audit services to be provided by the independent registered public accounting firm, the Audit Committee may delegate the responsibility of pre-approval to the chair of the Audit Committee. To ensure prompt handling of unforeseeable or unexpected matters that arise between Audit Committee meetings, the Audit Committee has delegated authority to its chair, and/or to such other members of the Audit Committee that the chair may designate, to review and, if appropriate, approve in advance, any request by the independent registered public accounting firm to provide tax and/or all other non-audit services.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Audit Committee Report

In connection with the Company’s consolidated financial statements for the year ended December 31, 2025, the Audit Committee has:

•	reviewed and discussed the audited financial statements with the Company’s management;

•

discussed with the Company’s independent registered public accounting firm, Grant Thornton LLP, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, Communications with Audit Committees; and

•

received the written disclosures and the letter from Grant Thornton LLP as required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and the Audit Committee discussed with Grant Thornton LLP that firm’s independence.

Based on the review and discussions with the Company’s management and the independent registered public accounting firm, as set forth above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s 2025 Annual Report, for filing with the SEC.

The foregoing report is respectfully submitted by the members of the Audit Committee at the time of the recommendation.

The Audit Committee: Lisa P. Young (Chair), Andrew R. Morse, Julie Persily, and R. Christopher Regan.

The foregoing report shall not be deemed incorporated by reference by any general statement or reference to this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under those Acts.

OTHER MATTERS

Other Actions at the Annual Meeting

The Board does not intend to present any other matter at the Annual Meeting. The Board has not been informed that any other person intends to present any other matter for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

STOCKHOLDER NOMINATION OF DIRECTORS

The By-Laws establish an advance notice procedure with regard to the nomination (other than by or at the direction of the Board or a committee thereof) of candidates for election as directors (the “Nomination Procedure”). Only persons who are nominated by the Board, a committee appointed by the Board, or by a stockholder who has complied with the nomination procedures set forth in the By-Laws and provided timely written notice to the Secretary of the Company prior to the meeting at which directors are to be elected, are eligible for election as directors of the Company. To be timely, a stockholder’s notice must be delivered or mailed to and received by the Secretary of the Company at the Company’s principal executive offices not earlier than the close of business on the one hundred fiftieth (150th) day nor later than the close of business on the one hundred twentieth (120th) day prior to the first anniversary date of the previous year’s annual meeting of stockholders (or if there was no such prior annual meeting, not earlier than the close of business on the one hundred fiftieth (150th) day nor later than the one hundred twentieth (120th) day prior to the date which represents the second Tuesday in May of the current year); provided, however, that in the event that the date of the annual meeting is more than twenty-five (25) days before or after such anniversary date, then, to be considered timely, notice by the stockholders must be received not later than the close of business on the tenth (10th) day following the date on which public announcement of the date of such meeting is first made by the Company. The notice must contain (A) as to each person whom the stockholder proposes to nominate for election as a director (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act, and (ii) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (B) as to any other business that the stockholder proposes to bring before the annual meeting, (i) a brief description of the business desired to be transacted, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the By-Laws, the language of the proposed amendment), (iii) the reasons for conducting such business at the meeting, and (iv) any material interest of such stockholder in such business; and (C) as to the stockholder giving the notice on whose behalf the nomination or proposal is made (i) the name and address, as they appear on the Company’s most recent stockholder lists, of the stockholder proposing such proposal, (ii) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder, (iii) a description of any agreement, arrangement or understanding with respect to the nomination or other proposal between or among such stockholder, any affiliate or associate, and any others acting in concert with any of the foregoing, (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder, with respect to shares of stock of the Company, (v) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear virtually or by proxy at the meeting to propose such business or nomination, and (vi) a representation whether the stockholder intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the proposal or elect the nominee or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination. Any stockholder who desires to propose any matter at an annual meeting of stockholders shall, in addition to the aforementioned requirements described in clauses (A) through (C), comply in all material respects with the content and procedural requirements of Rule 14a-8 of Regulation 14A under the Exchange Act, irrespective of whether the Company is then subject to such rule or said act. The presiding officer of the meeting may refuse to acknowledge nomination of any person not made in compliance with the Nomination Procedure.

Although the By-Laws do not empower the Board with the right to approve or disapprove of stockholder nominations for the election of directors or any other business properly brought by the Company’s stockholders at any annual or special meeting, the foregoing Nomination Procedure may nevertheless have the effect of (i) precluding a nomination for the election of directors or precluding the transaction of business at a particular meeting if the proper procedures are not followed, or (ii) deterring a third party from conducting a solicitation of proxies or contest to elect his or its own slate of director nominees or otherwise attempting to obtain control of the Company.

STOCKHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING

Proposals that stockholders believe should be voted upon at the Company’s annual meeting of stockholders may be eligible for inclusion in the Company’s Proxy Statement. In accordance with the provisions of Rule 14a-8 under the Exchange Act, Stockholder proposals for the 2027 annual meeting of stockholders must be received by the Company on or before December 28, 2026, to be eligible for inclusion in the proxy statement and proxy card relating to the 2027 annual meeting of stockholders, unless the Company determines to hold the meeting more than 30 days before or after the anniversary of the 2026 meeting. Under those circumstances, the Company will issue a public announcement as soon as it determines the meeting date and stockholder proposals will need to be submitted within a reasonable time before the Company expects to print the proxy. Any such proposals should be sent via registered, certified or express mail to: Corporate Secretary, SEACOR Marine Holdings Inc., 12121 Wickchester Lane, Suite 500, Houston, Texas 77079.

As a separate and distinct matter from proposals under Rule 14a-8, in accordance with Article I, Section 3 of the By-Laws of the Company, in order for business to be properly brought before the next annual meeting by a stockholder, such stockholder must deliver to the Company timely notice thereof. To be timely, a stockholder’s notice must be delivered or mailed to and received by the Corporate Secretary at the principal executive offices of the Company, not earlier than the close of business on the one hundred fiftieth (150th) day nor later than the close of business on the one hundred twentieth (120th) day prior to the first anniversary date of the previous year’s annual meeting (or if there was no such prior annual meeting, not earlier than the close of business on the one hundred fiftieth (150th) day nor later than the one hundred twentieth (120th) day prior to the date which represents the second Tuesday in May of the current year); provided, however, that in the event that the date of the annual meeting is more than twenty-five (25) days before or after such anniversary date, then, to be considered timely, notice by the stockholders must be received not later than the close of business on the tenth (10th) day following the date on which public announcement of the date of such meeting is first made by the Company. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

For the Board of Directors,

Andrew H. Everett II

Senior Vice President,

General Counsel and Secretary

IMPORTANT INFORMATION

Voting Information

Your broker is not permitted to vote on your behalf on the election of directors and other matters to be considered at the Annual Meeting (except on ratification of the selection of Grant Thornton as auditors for 2025), unless you provide specific instructions by completing and returning the voting instruction card. For your vote to be counted, you now must communicate your voting decisions to your broker, bank or other financial institution before the date of the Annual Meeting.

Your Participation in Voting the Shares You Own is Important

Voting your shares is important to ensure that you have a say in the governance of your company and to fulfill the objectives of the majority voting standard that we apply in the election of directors. Please review the proxy materials and follow the instructions on the proxy card or voting instruction card to vote your shares. We hope you will exercise your rights and fully participate as a stockholder in our Company’s future.

Annual Report

A copy of the Company’s 2025 Annual Report accompanies this Proxy Statement and should be read in conjunction herewith.

Householding

The SEC permits a single set of annual reports and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as “householding,” reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

As a result, if a stockholder holds shares through a broker and resides at an address at which two or more stockholders reside, that stockholder will likely be receiving only one annual report and proxy statement unless any stockholder at that address has given the broker contrary instructions. However, if any such stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, or if any such stockholder that elected to continue to receive separate annual reports or proxy statements wishes to receive a single annual report or proxy statement in the future, that stockholder should contact their broker or send a request to the Secretary at the Company’s principal executive offices. The Company will deliver, promptly upon written or oral request to the Secretary, a separate copy of the 2025 Annual Report and this Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered.

More Information is Available

If you have any questions about the proxy voting process, please contact the broker, bank or other financial institution where you hold your shares. The SEC also has a website (www.sec.gov/spotlight/proxymatters.shtml) with more information about your rights as a stockholder. Additionally, you may contact the Company’s Investor Relations Department by mail sent to 12121 Wickchester Lane, Suite 500, Houston, Texas 77079, Attention: Investor Relations, or by email at InvestorRelations@seacormarine.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON JUNE 2, 2026

This Proxy Statement and the 2025 Annual Report are available at

https://ir.seacormarine.com/financial-information/annual-reports-and-proxy-statements

P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEACOR Marine Holdings Inc. Internet: www.proxypush.com/SMHI • Cast your vote online Annual Meeting of Stockholders • • Have your Proxy Card ready Follow the simple instructions to record your vote For Stockholders of record as of April 13, 2026 Phone: 1-866-859-2198 Tuesday, June 2, 2026 9:00 a.m. (EDT) Annual Meeting to be held via a live audio webcast on the Internet. • Use any touch-tone telephone • Have your Proxy Card ready Please visit www.proxydocs.com/SMHI for more details. • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/SMHI This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Jesús Llorca and Andrew H. Everett II (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common stock of SEACOR Marine Holdings Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS’ RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEACOR Marine Holdings Inc. Internet: www.proxypush.com/SMHI • Cast your vote online Annual Meeting of Stockholders • • Have your Proxy Card ready Follow the simple instructions to record your vote For Stockholders of record as of April 13, 2026 Phone: 1-866-859-2198 Tuesday, June 2, 2026 9:00 a.m. (EDT) Annual Meeting to be held via a live audio webcast on the Internet. • Use any touch-tone telephone • Have your Proxy Card ready Please visit www.proxydocs.com/SMHI for more details. • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/SMHI This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Jesús Llorca and Andrew H. Everett II (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common stock of SEACOR Marine Holdings Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS’ RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved SEACOR Marine Holdings Inc. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ON EACH OF THE NOMINEES LISTED IN PROPOSAL 1, AND FOR ON PROPOSALS 2 AND 3 BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS 1. Election of Directors FOR WITHHOLD 1.01 Andrew R. Morse FOR #P2# #P2# 1.02 John Gellert FOR #P3# #P3# 1.03 Alfredo Miguel Bejos FOR #P4# #P4# 1.04 Julie Persily FOR #P5# #P5# 1.05 R. Christopher Regan FOR #P6# #P6# 1.06 Lisa P. Young FOR #P7# #P7# FOR AGAINST ABSTAIN 2. Advisory vote to approve Named Executive Officer compensation (Say on Pay) FOR #P8# #P8# #P8# 3. Ratification of the appointment of Grant Thornton LLP as SEACOR Marine Holdings FOR Inc.’s #P9# #P9# #P9# independent registered public accounting firm for the fiscal year ending December 31, 2026 NOTE: The Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You must register to attend the meeting online and/or participate at www.proxydocs.com/SMHI Authorized Signatures—Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.